UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08035

AFBA 5Star Funds
(Exact name of registrant as specified in charter)

909 N. Washington Street Alexandria, VA			22314
(Address of principal executive offices)			(Zip code)

Robert E. Morrison, Jr. 909 N. Washington Street Alexandria, VA 22314
(Name and address of agent for service)

Registrant’s telephone number, including area code:		703-706-5972

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2009

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT - MARCH 31, 2009

This report has been prepared for the general information of AFBA 5Star Funds (formerly known as AFBA 5Star Fund, Inc.) (the "Trust") shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Class I shares are offered primarily for institutional investors as well as to members, persons eligible to be members and employees of Armed Forces Benefit Association, the parent company of the Trust, and its affiliated entities. Shares of the Trust are distributed by PFPC Distributors, Inc., King of Prussia, Pennsylvania.

MESSAGE

TO OUR SHAREHOLDERS

Dear Fellow Shareholder:

I am pleased to provide you with the Annual Report for the AFBA 5Star Funds for the twelve months ended March 31, 2009. Included in this report you will find key financial information and commentary on each of the six style specific Funds available through the fund family.

The past year has been very difficult for investors, their advisors, and asset managers. During this time, we have seen unprecedented challenges driven by a broad recession impacting every segment of the economy. Originally sparked by a presumably overvalued and unstable real estate market, the financial markets have been under extreme pressure. At the core of the real estate issues were various forms of non-publicly traded derivative securities bundled into complex investment pools, dependent on stable or enhanced real estate valuations. A significant drop in real estate values triggered a rapid devaluation of these securities which created a massive liquidity crisis. Not aiding the situation have been several scandals that have exposed some regulatory vulnerabilities and deficiencies requiring attention.

We have also witnessed significant intervention by the Federal Government. In 2008, the Federal Government assumed full control over Fannie Mae and Freddie Mac, both of which provide liquidity and support for the residential mortgage market. While these organizations had operated with the support of the Federal Government, private investors had historically controlled these enterprises. Additionally, in order to stabilize the financial markets and to prompt lending at commercial banks, the U.S. Treasury, in cooperation with the Federal Reserve, acted to shore up the banks by way of the Troubled Asset Relief Program (TARP). The Federal Government was also directly involved with several "Wall Street" mergers and acquisitions, including Bear Stearns, Merrill Lynch, and AIG. Finally, in February, newly elected President Obama and Congress passed the American Recovery and Reinvestment Act of 2009: a massive stimulus bill intended to jump-start the economy as well as to create or save jobs.

As if not battered enough in 2008, market price levels continued to slide at an alarming rate in the first few weeks of the new year. On March 9, 2009, U.S. equity markets broke through trough levels unseen for over a decade. The Dow Jones Composite Index fell below the 6500 mark and the S&P 500 Index retrenched below the 650 level. The good news, however, is that the worst appears to be behind us. As I write this letter, the market has enjoyed a positive rise for several weeks.

What painful lesson can investors learn from this historic market ride? Financial markets can be quite volatile and can produce a wide range of returns both favorable and unfavorable over very short time frames. For that reason, it is important to maintain a long-term focus with respect to an investment strategy, taking into account individual investment expectations. This patient strategy has historically worked very well for investors given that markets do tend to rebound and produce attractive returns over time. Consider investment performance over a period of years and try, however difficult, to filter out the daily noise.

No one can be certain that the way ahead will be all positive. We would expect some level of continued market turbulence over the next few months. With that being said, we are committed to mitigating as much risk as possible in each of our Funds while endeavoring to deliver attractive investment results. In the following pages, detail is provided on each of the Funds, including their goals and objectives as well as the investment strategy applied to each of the Fund offerings. I would encourage you to take the time to review the information and to make sure that our objectives are consistent with your goals and expectations.

We take our responsibility very seriously at AFBA. It is our continued goal to deliver high quality products and to do so in a cost effective manner. I would encourage you to visit our website at www.afbafunds.com or feel free to call us at 1-888-578-2733.

Thank you for your continued support and investment in the AFBA 5Star Funds.

Robert E. Morrison, Jr.
President and Chief Investment Officer

PORTFOLIO

MANAGEMENT REVIEW

Investment Review and Commentary

AFBA 5Star Mid Cap Value Fund
(AFMIX, AFMAX, AFMBX, AFMCX)

Advisor:  AFBA 5Star Investment Management Company

Sub-Advised by:  Dreman Value Management LLC

Objective and Strategy:

The Fund invests in the domestic common stock of companies with small to mid market capitalizations. It seeks to identify high quality companies that are currently out-of-favor and are undervalued versus their peers. Based on extensive fundamental research and an emphasis on stocks that have low price/earnings ratios, the Fund selects stocks that offer above-average potential for long-term earnings growth.

Performance:

The Fund performed well for the year ended March 31, 2009 as it outperformed both the Russell 2500 Value and the Lipper Mid Cap Value Fund Index. For the year, only Class I, not the Fund, was down 34.66%, a full 4 percentage points ahead of the Russell 2500 Value Index which was down 38.66%. The Fund's peer based index (the Lipper Mid Cap Value Fund Index) was down 39.27% for the year.

Investment Review and Portfolio Strategy:

The Fund has been underweight in the Financials sector since the beginning of 2008. This underweight position helped the Fund's performance on a relative basis for the year ended March 31, 2009, although it may surprise shareholders that this lower exposure relative to the benchmark actually hurt relative returns in the third quarter of 2008. Despite the turmoil in financial stocks in 2008, the financials sector actually performed well in the mid and small cap space during Q3 2008. Nonetheless, we held the fund's underweight position in financials and this resulted in strong relative returns in the last quarter of 2008 as many of the stocks in this sector were decimated.

Investment Climate and Outlook

We employ a low p/e approach, and use fundamental analysis to identify companies that have strong business fundamentals and are attractively valued. The investment team feels that today's values are the most attractive they have seen since the new equity team took over the Fund in July of 2007. The Fund is currently trading at 8-9x earnings, which is cheaper than the Russell 2500 Value Index p/e level of 10.2x, and significantly down from the 17x and 20x levels from a year ago. Considering the market discounts future expectations, we feel that little-to-no-growth is being reflected in current stock prices. Therefore, we are comfortable with the possibility for the market to compound at positive rates of return in the near term. This was not the case a year ago when earnings were being compressed and valuations were still trading in the 20x earnings range. Since then, earnings have been dramatically cut and prices have significantly declined. Yet, we are uncovering companies in the current market that still offer investors superior fundamental characteristics (little to no leverage, strong return on assets and return on equity, and compelling long-term sustainable earnings growth potential). The investment team hopes to see the market move upward throughout the remainder of 2009 and intends to stay on the offensive as they are fairly more excited about the investment opportunities available today in the market place.

Currently, the Fund is underweight Consumer Staples stocks, as valuations in that sector have generally moved higher over the past six months as defensive investors have sought safety. At current levels of 12x to 15x earnings growth, investors are now paying for that safety and we view this as an indication that market pessimism has peaked. Instead, the Fund is marginally tilted toward stocks in the Consumer Discretionary, Financials and Technology sectors, as the sub-advisor believes these areas offer investors attractive valuations (i.e. p/e levels are dramatically down from historic levels) and attractive future growth.

AFBA 5Star Small Cap Fund
(AFCIX, AFCAX, AFCBX, AFCCX)

Advisor:  AFBA 5Star Investment Management Company

Sub-Advised by:  The London Company
Trendstar Advisors, LLC

Objective and Strategy:

The Fund invests primarily in the domestic common stock of companies with small market capitalizations. It utilizes a multi-manager approach to offer enhanced diversification and return potential within the small cap growth asset class. Each investment manager within the Fund employs a distinct investment style. The combination of the various styles is designed to reduce overall volatility and provide greater potential return.

Performance:

The AFBA 5Star Small Cap Fund performed strongly on a relative basis for the year ended March 31, 2009. Only Class I, not the Fund, was down 33.80% during the year, more than 2.5 percentage points ahead of the Russell 2000 Growth Index which was off 36.36% for the year.

Investment Review and Portfolio Strategy:

The Fund uses a multi-manager approach that applies diverse investment styles and approaches to the small cap space. AFBA 5Star Investment Management Company directs the overall strategy for the Fund and manages the activities of three style specific sub-advisors.

Two of the sub-advisors performed very well versus their respective indexes during the year. The Small Cap Core/Value and the Small Cap Growth teams both outperformed the Fund's benchmark, The Russell 2000 Growth Index, as well as their respective style-based benchmarks for the year. The third sub-advisor, which focused on micro-cap stocks, experienced weaker returns versus both the Fund's benchmark and the assigned style-based index, the Russell Micro Cap Growth Index.

We remain cautiously optimistic about the current market outlook and its impact on small cap stocks. Recent economic indicators have shown some cause for relief, as we are seeing an indication of marginal housing market stabilization and retail sales reported in March 2009 were better-than-expected. The financial strength of consumers' balance sheets still remains a primary concern for us in assessing whether this current recovery is sustainable. The S&P 500 Index was up 8.5% in March 2009, its strongest monthly gain since October 2002, which is a positive market signal, and we believe current valuations offer compelling opportunity for the long-term investor.

Investment Climate and Outlook

Small Cap Core / Value portfolio team
The London Company and Trendstar Advisors, LLC. Bjurman, Barry & Associates sub-advised through 03/31/09. See Note 11 in Notes to Financial Statements).

We believe the companies in our portfolio have more favorable growth prospects and at price valuations that have little-to-negative growth expectations reflected. We tend to believe this view of little-to-negative growth to be overly pessimistic. Considering the magnitude of cash sitting on the sidelines (which in some measures is greater than the total market capitalization on the NASDAQ exchange), the small cap equity market could see a significant upward movement simply if that capital was deployed, all else being equal. We also note a substantial increase in insider buying (levels reaching a current 30-year high) and while market timing is unpredictable, this indicator is an interesting measure of stock price versus intrinsic value. As credit markets begin to properly function again, we expect to see an uptick in merger and acquisition activity. Our fundamental approach focuses on financially sound companies (high quality, low debt, strong ROE), which could likely be beneficiaries of consolidation. We have begun to see a slight increase in merger activity and are getting anecdotal evidence from companies we follow that business fundamentals are beginning to marginally improve.

PORTFOLIO

MANAGEMENT REVIEW (continued)

Small Cap Growth team
The London Company and Trendstar Advisors, LLC. Bjurman, Barry & Associates sub-advised through 03/31/09. See Note 11 in Notes to Financial Statements).

The portfolio team employs a proprietary long-term trend analysis and fundamental research to identify small cap growth opportunities at reasonable valuation.

During the period, we became slightly more aggressive in our risk-taking and added lower quality balance sheet companies into the portfolio to position for greater return in a market recovery. We continue to favor technology companies, as we feel the spending cycle in the sector is coming to an end and those companies will begin to benefit from greater future demand. This may spark significant upside for those stocks, as valuations are well-below historic levels. In general, we will continue to employ a disciplined approach of fundamental valuation analysis to build a portfolio of high-quality companies that have favorable long-term growth prospects for the portfolio.

Micro Cap Growth team
The London Company and Trendstar Advisors, LLC. Bjurman, Barry & Associates sub-advised through 03/31/09. See Note 11 in Notes to Financial Statements).

We continue to believe that the smallest and most growth oriented companies present an excellent opportunity for investors. During the period, we continued to identify those companies we believe have the greatest growth potential within the smallest capitalization sector.

The fastest growing stocks, the segment of our universe which accounted for the most significant loss differential and performance drag in the first nine months of 2008, were the better performing stocks in the fourth quarter. We suspect that part of the reason was due to the swift decline in stock values in the year and that these stocks were rewarded in anticipation of an expected market rebound.

We are confident that current equity valuations may entice more risk-taking and potentially more private equity investment. We believe many of the names in the portfolio remain attractive for purchase or recapitalization. Further, we continue to look at energy as a major play as well as those firms benefiting from a renewed focus on alternative energy development.

AFBA 5Star Large Cap Growth Fund
(AFGLX, AFUAX, AFUBX, AFUCX)

Advisor:  AFBA 5Star Investment Management Company

Sub-Advised by:  Marvin & Palmer Associates

Objective and Strategy:

The Fund invests primarily in the domestic common stock of companies with large market capitalizations. The investment approach focuses on sector and industry analysis, followed by fundamentals research of individual companies. Stock selection emphasizes high-quality growth companies that offer the opportunity for compelling long-term capital appreciation.

Performance:

The Fund had disappointing results for the year ended March 31, 2009 as it trailed both its market-based benchmark and its peer-based benchmark. For the year, only Class I, not the Fund, was down 42.33%. The Fund's benchmark, the Russell 1000 Growth Index, which measures the performance of the large cap growth segment of the U.S. equity markets, was down 34.28% during the same period. The Fund also trailed the performance of the Lipper Large-Cap Growth Fund Index – a measure of peer performance – which was down 35.29% over the same period.

Investment Review and Portfolio Strategy:

The Fund's relative underperformance for the year is primarily attributable to its focus on stocks with higher p/e multiples (price to earnings). While the portfolio team does not specifically select holdings based purely on p/e multiples, the equity selection process employed by the sub-advisor does in part focus on the relative price strength of certain sectors and industries. This process tends to lead to a portfolio constructed of companies with higher p/e's. For example, the average p/e of the Fund as of September 30, 2008 (just prior to the beginning of an extremely volatile quarter in the market) was 18.1. This was slightly higher than the average p/e of the Russell 1000 Growth (17.6x) and significantly higher than the broad market measure of the S&P 500 (13.9x). In a downward moving market, higher p/e stocks generally fall further than stocks with lower p/e multiples.

The team did make some defensive moves during the year that helped the performance of the Fund. Most notably, the Fund was underweight in energy-related companies as oil prices plummeted from $100/barrel levels in mid-September 2008 to mid-$30/barrel levels in December 2008. In short, these defensive moves were not enough to offset the negative impact of owning high p/e stocks during a period of historic downside volatility in the equity markets.

Investment Climate and Outlook

As a new fiscal year begins, we are positioning the portfolio to benefit from cyclical demand trends we foresee coming to the information technology sector. Technology spending has been constrained for many years, and the portfolio management team believes that an economic recovery may help boost demand and help lift compressed equity valuations in this sector. The Fund is also tactically positioned to benefit from economically sensitive stocks in the materials sector and high-quality companies in the consumer discretionary sector that may attract consumer demand from penny-pinching do-it-yourselfers.

AFBA 5Star Balanced Fund
(AFBAX, AFSAX, AFSBX, AFSCX)

Advisor:  AFBA 5Star Investment Management Company

Sub-Advised by:  The London Company (Equities)
Financial Counselors, Inc.
(Fixed Income)

Objective and Strategy:

The Fund seeks to provide current income and long-term growth of capital and income by investing in stocks, bonds, and other fixed-income securities. It is designed to provide broad market exposure and low volatility versus the S&P 500 Index. It employs a balance approach which largely focuses on a portfolio of dividend-paying stocks and fixed-income securities.

Performance:

The Fund maintained its impressive track record during the past year as it outpaced both its broad-market benchmark and its style-specific, peer-based benchmark. For the year ended March 31, 2009, only Class I, not the Fund, was down 24.13% while the S&P 500 Index lost 38.09%. The Fund also performed favorably on a relative basis versus the Lipper Balanced Fund Index – a measure of peer performance – which was down 26.80% over the same period.

Investment Review and Portfolio Strategy:

Investors have witnessed many historic events in the capital markets over the past twelve months. The extreme volatility of market movements, the deep drop in equity values, and the velocity of those drops are certainly emblems of the past year that will not be soon forgotten. The AFBA Balanced Fund was not immune from the volatility or the losses of the past year. However, the Fund is designed for those investors who want some exposure to equities, but prefer to 'look down before looking up.' This conservative approach was rewarded on a relative basis over the past 12 months as the Fund outperformed both the broad equity market and the majority of its peers.

The Fund uses a multi-manager approach whereby and its two sub-advisors have team responsibility for managing the Fund, subject to the oversight of AFBA 5Star Investment Management Company. The Advisor creates and manages the overall strategy of the Fund, including asset allocation, while one sub-advisor is focused purely on the equity holdings of the Fund and

PORTFOLIO

MANAGEMENT REVIEW (continued)

the other sub-advisor is charged with running the fixed income portion of the Fund.

The equity portion of the Fund is sub-advised by the London Company of Richmond, Virginia. For the year, the vast majority of the equity holdings in the Fund came from the large cap value category. This is significant because the equity sleeve of the Fund managed to perform well on a relative basis despite fishing in a pond that was well stocked with some of the most troubled companies (financial services stocks) of the past twelve months. A large portion of the Fund's strong performance this past year can be attributed to our general avoidance of the financial services sector relative to our benchmark and our peers. The equity sleeve of the Fund typically represented 60% to 65% of the overall Fund assets.

Financial Counselors, Inc. is the sub-advisor for the fixed income portion of the Fund. The Fund typically held 35% to 40% of its assets in fixed income securities during the year. The fixed income sleeve of the Fund was down 1.72% over the year. The Fund's exposure to bonds and other fixed income instruments certainly helped to lower the volatility of the Fund during one of the most volatile years on record.

Investment Climate and Outlook

Equities

The equity portfolio team continues to employ fundamental analysis to select high-quality, self-funding companies with under-utilized balance sheets that are cheaply valued. Because of this continued focus on quality, we expect that a number of the Fund's equity holdings may be attractive acquisition targets in the near-future as the economy improves and business demand increases.

The team feels that today's equity valuations offer some of the most compelling investment opportunities in years. This conservatively managed portfolio offers investors a core equity approach that provides potential downside protection with upside market participation. This strategy has performed well on a relative basis over the long-term - and even stronger in periods of economic turmoil similar to those we are experiencing today.

Fixed Income

The fixed income team continues to favor the corporate bond sector as we feel that this sector offers the most attractive near-term opportunity for income and enables investors to still take advantage of unusually wide spreads. As the economy continues to recover, we believe the bond market will return to more normal levels and the typical spreads among the various issues will resurface, but this may be 12 months out.

AFBA 5Star Total Return Bond Fund
(AFHYX, AFHAX, AFHBX, AFHCX)

Advisor:  AFBA 5Star Investment Management Company

Sub-Advised by:  Financial Counselors, Inc.

Objective and Strategy:

The Fund seeks current income with capital growth as a secondary objective. To pursue its investment objectives, the Fund, under normal circumstances, invests at least 80% of its net assets in fixed-income securities.

Performance:

The Fund underperformed its benchmark for the one year period ended March 31, 2009. For the year, only Class I, not the Fund, was down 0.74% while the Barclays Capital Intermediate U.S. Government/Credit Index returned 1.77%.

Investment Review and Portfolio Strategy:

During most if not all of this fiscal year, the fixed income market had a very narrow focus, and with the exception of Treasury securities, performed poorly. Shaken by a crisis in confidence, investors sought safety in government securities. Even high quality investment grade bonds were overlooked by investors as they attempted to understand the impact of a quickly deteriorating economic landscape and the attendant risk to corporate profitability. As a result, corporate fixed income investors were punished. As an indicator of the degree of this 'flight to safety', we note that the spreads between corporate investment-grade bonds and Treasury securities reached a level twice as high as the spread level that occurred in the previous recession.

Investment Climate and Outlook

We continue to favor the corporate bond sector as we feel that this sector offers the most attractive near-term opportunity for income and enables investors to still take advantage of unusually wide spreads. As the economy continues to recover, the fixed income team believes the bond market will return to more normal levels and the typical spreads among the various issues will resurface, but this may be 12 months out.

AFBA 5Star Science & Technology Fund
(AFITX, AFATX, AFBTX, AFCTX)

Advisor:  AFBA 5StarInvestment Management Company

Sub-Advised by:  Trendstar Advisors, LLC

Objective and Strategy:

The Fund seeks the best opportunities for long-term growth by investing in the common stock of companies of any market capitalization in the science and technology sectors. It utilizes proprietary trend analysis to identify reasonably-priced stocks that are poised to benefit from scientific and technological advances. The investment approach focuses on industry analysis, with stock selection based on extensive fundamental research.

Performance:

Only Class I, not the Fund, was down 27.68% for the year ended March 31, 2009. The Fund's returns compare favorably to the S&P 500 Index and the Lipper Science & Technology Fund Index which returned -38.09% and -32.80%, respectively.

Investment Review and Portfolio Strategy:

During the year, the Fund generally trimmed its weighting in the healthcare sector and increased its exposure to technology stocks. A large portion of this trimming took place in the second half of the fiscal year as healthcare stocks moved down from a 34% position as of September 30, 2008 to a 27% position as of March 31, 2009.

Investment Climate and Outlook

The consumer continues to focus on personal debt reduction and the savings rate has increased. As a result, consumer spending is decreasing and the overall GDP is projected to slow for several years. We believe that companies that receive a large part of their revenue from business spending rather than consumer spending may be the beneficiaries. This shift could favor technology stocks. While the technology sector is usually considered to be inherently risky in more normal market conditions, the sector is currently acting more stable – perhaps indicating a beginning of a capital expenditures expansion.

Overall, we are finding valuations at low levels relative to historic measures and feel that all risk aversion is currently priced into these valuations. While current earnings estimates imply little to no forward growth, we continue to believe that significant opportunities exist in select companies in the technology sector.

PORTFOLIO

MANAGEMENT REVIEW (continued)

Investment Results — Annual Total Return as of 3/31/09 (unaudited)

AFBA 5Star Funds	Inception Date	One Year Ended 3/31/09	Three Years Ended 3/31/09*	Five Years Ended 3/31/09*	Ten Years Ended 3/31/09*	Since Inception*	Life of Fund Cumulative*	Gross Fees from 7/31/08 Prospectus
Mid Cap Value
Class I	5/1/02	-34.66%	-15.41%	-5.11%	N/A	-0.22%	-1.53%	1.91%
Advisor Class	5/1/02	-38.31%	-17.18%	-6.38%	N/A	-1.26%	-8.38%	1.98%
Class B	5/1/02	-38.36%	-16.82%	-6.31%	N/A	-1.26%	-8.42%	2.88%
Class C	5/1/02	-36.02%	-16.28%	-6.06%	N/A	-1.22%	-8.17%	2.83%
Small Cap
Class I	10/15/01	-33.80%	-17.73%	-7.14%	N/A	0.68%	5.18%	1.62%
Advisor Class	10/15/01	-37.55%	-19.50%	-8.43%	N/A	-0.34%	-2.50%	1.70%
Class B	10/15/01	-37.58%	-19.16%	-8.35%	N/A	-0.32%	-2.39%	2.61%
Class C	10/15/01	-35.08%	-18.54%	-8.06%	N/A	-0.31%	-2.26%	2.55%
Large Cap Growth
Class I	6/3/97	-42.33%	-12.66%	-5.77%	-0.06%	0.88%	10.92%	1.68%
Advisor Class	9/24/01	-45.62%	-14.49%	-7.05%	N/A	-1.65%	-11.72%	1.92%
Class B	9/24/01	-45.56%	-14.22%	-7.02%	N/A	-1.64%	-11.70%	2.67%
Class C	9/24/01	-43.49%	-13.55%	-6.72%	N/A	-1.66%	-11.81%	2.67%
Balanced
Class I	6/3/97	-24.13%	-3.96%	1.65%	3.87%	4.02%	59.31%	1.41%
Advisor Class	9/24/01	-28.42%	-5.97%	0.28%	N/A	3.77%	32.03%	1.66%
Class B	9/24/01	-28.32%	-5.72%	0.31%	N/A	3.71%	31.45%	2.41%
Class C	9/24/01	-25.56%	-4.92%	0.65%	N/A	3.70%	31.35%	2.42%
Total Return Bond
Class I	6/3/97	-0.74%	3.34%	3.80%	6.36%	5.37%	85.52%	1.94%
Advisor Class	9/24/01	-4.68%	1.80%	2.77%	N/A	5.45%	48.99%	2.19%
Class B	9/24/01	-5.51%	1.44%	2.45%	N/A	5.19%	46.30%	2.95%
Class C	9/24/01	-2.77%	2.29%	2.74%	N/A	5.18%	46.16%	2.95%
Science & Technology
Class I	10/12/01	-27.68%	-11.47%	-3.60%	N/A	0.52%	3.96%	2.34%
Advisor Class	10/12/01	-31.78%	-13.32%	-4.91%	N/A	-0.47%	-3.43%	2.57%
Class B	10/12/01	-31.76%	-13.14%	-4.88%	N/A	-0.45%	-3.31%	3.38%
Class C	10/12/01	-29.07%	-12.33%	-4.53%	N/A	-0.45%	-3.31%	3.34%

*  Three year, five year and since inception returns are annualized for periods greater than one year, cumulative return is not annualized.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Returns current to the most recent month-end are available at www.afbafunds.com. Performance reflects fee waivers in effect. In the absence of fee waivers performance would have been lower. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All indexes are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Performance information is restated to reflect the current maximum deferred sales charge (in the case of Class B and C Shares) and assumes the reinvestment of dividends and distributions. Effective July 21, 2008, the A Shares of each Fund were redesignated as Advisor Class Shares and the front-end sales load was elimated (see Note 1 in Notes to Financial Statements). The maximum contingent deferred sales charge for Class B Shares is as follows: AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA Large Cap Growth Fund and AFBA 5Star Science & Technology Fund - 4.75%; AFBA 5Star Total Return Bond Fund - 4.00%. The maximum contingent deferred sales charge for Class C Shares across all of the Funds is 1.00%.

AFBA 5Star Mid Cap Value Fund – Class I Shares versus
Lipper Mid Cap Value Fund Index(7) and Russell 2500
Value Index(8)

*inception

AFBA 5Star Large Cap Growth Fund – Class I Shares
versus Russell 1000 Growth Index(3)

*inception

AFBA 5Star Small Cap Fund – Class I Shares versus
Lipper Small Cap Fund Index(5) and Russell 2000
Growth Index(6)

*inception

AFBA 5Star Balanced Fund – Class I Shares versus
S&P 500 Index(1) and Lipper Balanced Fund Index(2)

*inception

The Funds charge a 2% fee for redemptions made within 60 days of purchase. Performance would have been lower if the fee had been included.

PORTFOLIO

MANAGEMENT REVIEW (continued)

AFBA 5Star Total Return Bond Fund – Class I Shares versus
Barclays Capital Intermediate U.S. Government/Credit Index(9)

*inception

AFBA 5Star Science & Technology Fund – Class I Shares versus S&P 500 Index(1) and Lipper Science & Technology Fund Index(4)

*inception

The Funds charge a 2% fee for redemptions made within 60 days of purchase. Performance would have been lower if the fee had been included.

BENCHMARK INFORMATION

1  The S&P 500 Index is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment managementfees. It is not possible to invest directly in an index.

2  The Lipper Balanced Fund Index is an unmanaged index and includes the 30 largest mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio of funds in the index ranges around 60%/40%. The performance of the Lipper Balanced Fund Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

3  The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index based on market capitalization. The performance of the Russell 1000 Growth Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

4  The Lipper Science & Technology Fund Index is an unmanaged, equally-weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. There are currently 30 funds represented in this index. The performance of the Lipper Science & Technology Fund Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

5  The Lipper Small Cap Fund Index is comprised of the top 25-30 managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The performance of the Lipper Small Cap Fund Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

6  The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The performance of the Russell 2000 Growth Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

7  The Lipper Mid Cap Value Fund Index is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. These funds have latitude with respect to the valuations (price-to-earnings, price-to-book, and three-year earnings growth) of the securities in their portfolios and may alter their portfolios' style over time. The performance of the Lipper Mid Cap Value Fund Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

8  The Russell 2500 Value Index measures the performance of companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The performance of the Russell 2500 Value Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

9  The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index comprised of all bonds that are investment grade and have at least one year to maturity. The performance of the Barclays Capital Intermediate U.S. Government/Credit Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

AFBA 5STAR FUNDS

SUMMARY OF PORTFOLIO HOLDINGS (unaudited)
  AS OF 03/31/09

MID CAP VALUE FUND

Sectors[1]
Common Stocks
Automobiles & Components	0.84%
Capital Goods	12.36%
Consumer Discretionary	2.90%
Consumer Durables & Apparel	2.83%
Consumer Staples	12.72%
Energy	10.20%
Financials	2.91%
Health Care	8.90%
Information Technology	12.17%
Industrials	8.44%
Insurance	15.74%
Materials	2.29%
Real Estate Investment Trust	3.28%
Retail	1.11%
Money Market Account	3.31%
TOTAL	100.00%

SMALL CAP FUND

Sectors[1]
Common Stocks
Basic Materials	10.36%
Capital Goods	1.19%
Commercial/Industrial Services	3.13%
Consumer Discretionary	4.23%
Consumer Durables	0.31%
Consumer Non-Durables	0.57%
Consumer Services	0.22%
Consumer Staples	6.01%
Electronic Technology	7.56%
Energy	2.56%
Financials	13.31%
Health Care	17.56%
Industrials	3.64%
Information Technology	13.14%
Materials	3.68%
Other	1.81%
Producer Manufacturing	0.42%
Retail Trade	1.38%
Services	0.50%
Transportation	1.45%
Utilities	0.42%
Partnership	2.47%
REIT's	2.51%
Money Market Account	1.57%
TOTAL	100.00%

LARGE CAP GROWTH FUND

Sectors[1]
Common Stocks
Capital Goods	1.97%
Consumer Services	2.68%
Diversified Financials	6.25%
Energy	10.49%
Food, Beverages & Tobacco	0.86%
Food & Staples Retailing	4.06%
Health Care Equipment & Services	2.26%
Internet Services	8.57%
Materials	7.94%
Media	1.33%
Pharmaceuticals, Biotechnology & Life Sciences	9.84%
Retailing	9.04%
Software & Services	7.65%
Technology Hardware & Equipment	17.39%
Telecommunications Services	5.71%
Transportation	1.15%
Utilities	0.82%
Money Market Account	1.99%
TOTAL	100.00%

1As a percentage to total holdings as of March 31, 2009. Holdings are subject to change.

BALANCED FUND

Sectors[1]
Common Stocks
Consumer Staples	8.17%
Energy	4.43%
Financials	1.34%
Health Care	8.83%
Information Technology	6.78%
Insurance	2.91%
Materials	3.01%
Telecommunications	1.68%
Transportation	7.31%
Utilities	2.52%
Partnership	2.46%
REIT's	1.42%
Preferred Stocks
Financials	0.02%
Insurance	1.19%
Corporate Bonds
Aerospace/Defense	0.34%
Chemicals	0.47%
Consumer Discretionary	1.53%
Consumer Staples	0.72%
Energy	0.31%
Financials	10.35%
Health Care	2.56%
Information Technology	1.33%
Insurance	0.58%
Manufacturing	0.23%
Materials	0.54%
Retail	0.76%
Telecommunication Services	2.82%
Transportation	0.48%
Agency Obligations	9.60%
U.S. Treasury Obligations	7.45%
Convertible Corporate Bonds
Consumer Discretionary	2.63%
Asset-Backed Securities	2.07%
Money Market Account	3.16%
TOTAL	100.00%

TOTAL RETURN BOND FUND

Sectors[1]
Agency Obligations	22.82%
Corporate Bonds
Consumer Discretionary	14.15%
Consumer Staples	2.18%
Financials	16.57%
Health Care	3.89%
Industrials	4.31%
Retail	2.37%
Telecommunication Services	5.34%
U.S. Treasury Obligations	19.93%
Asset-Backed Securities	4.57%
Convertible Corporate Bonds	2.63%
Convertible Preferred Stock
Financials	0.65%
Preferred Stock
Financial Services	0.03%
Money Market Account	0.56%
TOTAL	100.00%

SCIENCE & TECHNOLOGY FUND

Sectors[1]
Common Stocks
Health Care	27.17%
Industrials	0.76%
Information Technology	67.58%
Materials	2.47%
Money Market Account	2.02%
TOTAL	100.00%

1As a percentage to total holdings as of March 31, 2009. Holdings are subject to change.

AFBA 5STAR FUNDS

EXPENSE TABLES (unaudited)
  AS OF 03/31/09

Expense Tables

As a Shareholder of the Funds within the Trust, you incur two types of costs: (1) transaction cost, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08-3/31/09).

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses paid on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing cost only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses  For the period October 1, 2008 to March 31, 2009

AFBA 5Star Mid Cap Value Fund
	Actual Performance				Hypothetical Performance (5% return before expenses)
	I Shares	Advisor Class	B Shares	C Shares	I Shares	Advisor Class	B Shares	C Shares
Beginning Account Value 10/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/09	$672.60	$671.70	$668.70	$668.00	$1,018.44	$1,017.18	$1,013.39	$1,013.39
Expenses Paid During Period	$5.34	$6.38	$9.49	$9.48	$6.46	$7.72	$11.51	$11.51

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28% and 2.28% for Classes I, Advisor, B, and C, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5Star Small Cap Fund
	Actual Performance				Hypothetical Performance (5% return before expenses)
	I Shares	Advisor Class	B Shares	C Shares	I Shares	Advisor Class	B Shares	C Shares
Beginning Account Value 10/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/09	$707.10	$706.10	$704.00	$704.30	$1,018.44	$1,017.18	$1,013.39	$1,013.39
Expenses Paid During Period	$5.45	$6.51	$9.69	$9.69	$6.46	$7.72	$11.51	$11.51

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28% and 2.28% for Classes I, Advisor, B, and C, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5Star Large Cap Growth Fund
	Actual Performance				Hypothetical Performance (5% return before expenses)
	I Shares	Advisor Class	B Shares	C Shares	I Shares	Advisor Class	B Shares	C Shares
Beginning Account Value 10/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/09	$681.30	$680.40	$677.70	$677.40	$1,018.44	$1,017.18	$1,013.39	$1,013.39
Expenses Paid During Period	$5.37	$6.41	$9.54	$9.53	$6.46	$7.72	$11.51	$11.51

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28% and 2.28% for Classes I, Advisor, B, and C, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5Star Balanced Fund
	Actual Performance				Hypothetical Performance (5% return before expenses)
	I Shares	Advisor Class	B Shares	C Shares	I Shares	Advisor Class	B Shares	C Shares
Beginning Account Value 10/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/09	$797.40	$796.50	$793.30	$793.00	$1,019.60	$1,018.34	$1,014.55	$1,014.55
Expenses Paid During Period	$4.71	$5.82	$9.17	$9.16	$5.30	$6.56	$10.35	$10.35

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.30%, 2.05% and 2.05% for Classes I, Advisor, B and C, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5Star Total Return Bond Fund
	Actual Performance				Hypothetical Performance (5% return before expenses)
	I Shares	Advisor Class	B Shares	C Shares	I Shares	Advisor Class	B Shares	C Shares
Beginning Account Value 10/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/09	$1,037.80	$1,036.10	$1,031.60	$1,032.30	$1,019.45	$1,018.19	$1,014.40	$1,014.40
Expenses Paid During Period	$5.49	$6.75	$10.54	$10.54	$5.45	$6.71	$10.50	$10.50

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08% and 2.08% for Classes I, Advisor, B and C, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5Star Science & Technology Fund
	Actual Performance				Hypothetical Performance (5% return before expenses)
	I Shares	Advisor Class	B Shares	C Shares	I Shares	Advisor Class	B Shares	C Shares
Beginning Account Value 10/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/09	$754.80	$753.80	$751.60	$751.60	$1,017.33	$1,016.07	$1,012.28	$1,012.28
Expenses Paid During Period	$6.56	$7.65	$10.92	$10.92	$7.57	$8.83	$12.62	$12.62

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.50%, 1.75%, 2.50% and 2.50% for Classes I, Advisor, B, and C, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR

MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS — 94.49%
AUTOMOBILES & COMPONENTS — 0.82%
4,500	Autoliv, Inc.	$83,565
CAPITAL GOODS — 12.08%
3,250	Alliant Techsystems, Inc.*	217,685
8,900	Barnes Group, Inc.	95,141
1,750	CF Industries Holdings, Inc.	124,478
5,200	Curtiss-Wright Corp.	145,860
9,400	Kennametal, Inc.	152,374
13,400	Mattel, Inc.	154,502
50	Mueller Water Products, Inc. Class A	165
4,150	Regal-Beloit Corp.	127,156
5,400	URS Corp.*	218,214
		1,235,575
CONSUMER DISCRETIONARY — 2.83%
15,900	Kelly Services, Inc. Class A	127,995
4,000	Ryder System, Inc.	113,240
2,214	Willis Group Holdings, Ltd.	48,708
		289,943
CONSUMER DURABLES & APPAREL — 2.76%
11,950	Hanesbrands, Inc.*	114,361
11,650	Regis Corp.	168,342
		282,703
CONSUMER STAPLES — 12.43%
34,950	Del Monte Foods Co.	254,785
3,900	JM Smucker Co. (The)	145,353
4,750	Ralcorp Holdings, Inc.*	255,930
7,450	Ruddick Corp.	167,252
6,450	Sanderson Farms, Inc.	242,197
15,736	Vector Group Ltd.	204,411
50	Weis Markets, Inc.	1,552
		1,271,480
ENERGY — 9.96%
5,350	Allete, Inc.	142,792
7,600	Arch Coal, Inc.	101,612
5,100	Atwood Oceanics, Inc.*	84,609
4,400	Cimarex Energy Co.	80,872
8,600	Forest Oil Corp.*	113,090
4,900	Hercules Offshore, Inc.*	7,742
8,300	Idacorp, Inc.	193,888
4,350	Integrys Energy Group, Inc.	113,274
7,600	St. Mary Land & Exploration Co.	100,548
6,300	Superior Energy Services, Inc.*	81,207
		1,019,634
FINANCIALS — 2.84%
2,300	Bank of Hawaii Corp.	75,854
6,250	MB Financial, Inc.	85,000
6,600	Raymond James Financial, Inc.	130,020
		290,874

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
HEALTH CARE — 8.70%
4,750	Amedisys, Inc.*	$130,578
9,750	AmSurg Corp.*	154,538
14,550	Healthspring, Inc.*	121,783
4,700	Inverness Medical Innovations, Inc.*	125,161
6,650	Lifepoint Hospitals, Inc.*	138,719
10,050	Lincare Holdings, Inc.*	219,090
		889,869
INFORMATION TECHNOLOGY — 11.90%
4,300	Affiliated Computer Services, Inc.*	205,927
600	Amdocs Ltd.*	11,112
5,200	Anixter International, Inc.*	164,736
7,950	Arrow Electronics, Inc.*	151,527
7,300	CommScope, Inc.*	82,928
5,500	General Cable Corp.*	109,010
14,400	Jabil Circuit, Inc.	80,064
16,200	Jack Henry & Associates, Inc.	264,384
18,300	Windstream Corp.	147,498
		1,217,186
INDUSTRIALS — 8.25%
2,900	Fluor Corp.	100,195
4,600	Genesee & Wyoming, Inc. Class A*	97,750
6,000	Joy Global, Inc.	127,800
2,000	Mettler-Toledo International, Inc.*	102,660
4,700	Reliance Steel & Aluminum Co.	123,751
3,000	Teleflex, Inc.	117,270
6,600	The Brink's Co.	174,636
		844,062
INSURANCE — 15.38%
3,600	Arch Capital Group Ltd.*	193,896
8,935	Argo Group International Holdings Ltd.*	269,212
10,700	Endurance Specialty Holdings	266,858
5,350	Hanover Insurance Group, Inc.	154,187
4,800	HCC Insurance Holdings, Inc.	120,912
4,500	Hubbell, Inc. Class B	121,320
9,150	IPC Holdings Ltd.	247,416
7,050	Platinum Underwriters Holdings Ltd.	199,938
		1,573,739
MATERIALS — 2.24%
14,500	IAMGOLD Corp.	123,975
3,100	Lubrizol Corp.	105,431
		229,406
REAL ESTATE INVESTMENT TRUST — 3.21%
2,600	Alexandria Real Estate Equities, Inc.	94,640
9,300	Hospitality Properties Trust	111,600
5,400	Ventas, Inc.	122,094
		328,334
RETAIL — 1.09%
7,350	The Men's Wearhouse, Inc.	111,279
TOTAL COMMON STOCKS		9,667,649
(COST $16,025,213)

AFBA 5STAR

MID CAP VALUE FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
MONEY MARKET ACCOUNT — 3.24%
331,233	PNC Bank Money Market (a)	$331,233
TOTAL MONEY MARKET ACCOUNT		331,233
(COST $331,233)
TOTAL INVESTMENTS — 97.73%		9,998,882
(COST $16,356,446)#
Other assets in excess of liabilities — 2.27%		232,853
TOTAL NET ASSETS — 100.00%		$10,231,735

  *  Non-income producing security.

  (a)  The interest rate on March 31, 2009 was 0.05%.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation of $107,444 and gross depreciation of $6,544,799 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $16,436,237.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$9,998,882	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$9,998,882	$—

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of and during the year ended March 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS — 93.16%
BASIC MATERIALS — 10.32%
Chemicals — 3.90%
5,000	Aceto Corp.	$29,800
4,900	Acuity Brands, Inc.	110,446
9,000	Airgas, Inc.	304,290
1,500	OM Group, Inc.*	28,980
1,200	Quaker Chemical Corp.	9,528
5,900	Sigma-Aldrich Corp.	222,961
		706,005
Industrial Conglomerates — 0.93%
10,300	Tredegar Corp.	168,199
Industrial Materials — 0.83%
7,600	General Cable Corp.*	150,632
Metals/Mining — 0.15%
21,000	Northgate Minerals Corp.*	28,140
Miscellaneous — 0.96%
2,200	Martin Marietta Materials, Inc.	174,460
Specialty Chemicals — 3.55%
11,920	Albemarle Corp.	259,498
8,650	NewMarket Corp.	383,195
		642,693
		1,870,129
CAPITAL GOODS — 1.19%
Hypermarkets & Supercenters — 1.19%
11,950	Pricesmart, Inc.	215,219
COMMERCIAL/INDUSTRIAL SERVICES — 3.12%
Engineering/Construction — 0.55%
4,900	Matrix Service Co.*	40,278
4,500	Orion Marine Group, Inc.*	58,950
		99,228
Electrical — 0.25%
3,000	MYR Group, Inc.*	45,750
Miscellaneous Commercial/Industrial Services — 1.86%
6,910	Advent Software, Inc.*	230,172
4,200	ATA, Inc., ADR*	18,060
2,100	Corinthian Colleges, Inc.*	40,845
1,500	World Fuel Services Corp.	47,445
		336,522
Office Furniture — 0.46%
13,700	Knoll, Inc.	83,981
		565,481
CONSUMER DISCRETIONARY — 4.22%
Commerical Services & Supplies — 0.79%
5,840	CRA International, Inc.*	110,259
1,098	Universal Corp.	32,852
		143,111

AFBA 5STAR

SMALL CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
CONSUMER DISCRETIONARY — 4.22% (continued)
Specialty Retail — 3.43%
2,500	Barnes & Noble, Inc.	$53,450
1,400	Buffalo Wild Wings, Inc.*	51,212
13,096	InVentiv Health, Inc.*	106,863
33,207	Sturm, Ruger & Co., Inc.*	409,442
		620,967
		764,078
CONSUMER DURABLES — 0.31%
Recreational Products — 0.31%
1,400	Shanda Interactive Entertainment Ltd., ADR*	55,342
CONSUMER NON-DURABLES — 0.57%
Food — 0.57%
1,500	Green Mountain Coffee Roasters, Inc.*	72,000
3,500	Zhongpin, Inc.*	31,080
		103,080
CONSUMER SERVICES — 0.22
Miscellaneous Consumer Services — 0.22
2,200	Lincoln Educational Services Corp.*	40,304
CONSUMER STAPLES — 6.00%
Household Products — 1.55%
5,652	Energizer Holdings, Inc.*	280,848
Packaged Foods & Meats — 2.25%
8,170	Lance, Inc.	170,099
4,400	Ralcorp Holdings, Inc.*	237,072
		407,171
Personal Care — 1.84%
14,700	Alberto-Culver Co.	332,367
Specialized Consumer Services — 0.36%
18,800	Service Corp. International	65,612
		1,085,998
ELECTRONIC TECHNOLOGY — 7.53%
Aerospace/Defense/Precision — 0.28%
2,000	Cubic Corp.	50,660
Computer Peripherals — 0.24%
1,600	Synaptics, Inc.*	42,816
Computer Software — 1.28%
7,400	ClickSoftware Technologies Ltd.*	27,528
1,900	EPIQ Systems, Inc.*	34,257
2,000	Macrovision Solutions Corp.*	35,580
1,200	NVE Corp.*	34,572
1,400	Open Text Corp.*	48,216
1,700	Sybase, Inc.*	51,493
		231,646
Electronic Components — 0.23%
3,800	Anaren, Inc.*	41,572

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
ELECTRONIC TECHNOLOGY — 7.53% (continued)
Internet Services — 2.11%
9,900	Akamai Technologies, Inc.*	$192,060
4,800	Answers Corp.*	31,104
4,800	AsiaInfo Holdings, Inc.*	80,880
25,000	OpenTV Corp. Class A*	37,750
4,400	Telecommunication Systems, Inc. Class A*	40,348
		382,142
Miscellaneous Electronic Technology — 0.60%
4,500	ArcSight, Inc.*	57,465
2,400	Longtop Financial Technologies Ltd., ADR*	50,952
		108,417
Networking — 0.27%
16,000	3Com Corp.*	49,440
Semiconductors — 2.37%
6,000	Intellon Corp.*	13,200
34,645	IXYS Corp.*	279,239
15,000	MIPS Technologies, Inc.*	43,950
6,900	Skyworks Solutions, Inc.*	55,614
5,200	STEC, Inc.*	38,324
		430,327
Telecommunications Equipment — 0.15%
1,300	ViaSat, Inc.*	27,066
		1,364,086
ENERGY — 2.56%
Energy-Oil Field Services — 2.05%
13,000	ICO, Inc.*	26,780
7,317	Kinder Morgan Management LLC*	298,238
2,300	Oil States International, Inc.*	30,866
6,505	T.G.C. Industries, Inc.*	14,246
		370,130
Oil & Gas Drilling — 0.51%
5,600	Atwood Oceanics, Inc.*	92,904
		463,034
FINANCIALS — 13.27%
Capital Markets — 3.02%
11,100	Federated Investors, Inc. Class B	247,086
2,900	Knight Capital Group, Inc. Class A*	42,746
5,300	LaBranche & Co., Inc.*	19,822
13,100	Waddell & Reed Financial, Inc. Class A	236,717
		546,371
Commercial Banks — 0.59%
30,294	Boston Private Financial Holdings, Inc.	106,332

AFBA 5STAR

SMALL CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
FINANCIALS — 13.27% (continued)
Diversified Financial Services — 2.10%
6,100	Eaton Vance Corp.	$139,385
9,200	Jack Henry & Associates, Inc.	150,144
7,400	SEI Investments Co.	90,354
		379,883
Property & Casualty Insurance — 5.88%
1,040	Alleghany Corp.*	281,772
2,300	Ebix, Inc.*	57,155
3,500	Investors Title Co.	101,465
845	Markel Corp.*	239,879
2,200	Tower Group, Inc.	54,186
650	Wesco Financial Corp.	179,400
880	White Mountain Insurance Group, LTD	151,281
		1,065,138
Reinsurance — 1.68%
23,500	Montpelier Re Holdings, Ltd.	304,560
		2,402,284
HEALTH CARE — 17.50%
Biotechnology — 1.60%
8,500	Life Technologies Corp.*	276,080
2,600	Questcor Pharmaceuticals, Inc.*	12,792
		288,872
Health Care Distributors — 0.71%
3,876	Owens & Minor, Inc.	128,412
Health Care Equipment & Supplies — 3.87%
5,900	Analogic Corp.	188,918
14,735	Bio-Reference Labs, Inc.*	308,109
3,850	PSS World Medical, Inc.*	55,248
4,200	ResMed, Inc.*	148,428
		700,703
Health Care Providers & Services — 3.15%
4,800	Allion Healthcare, Inc.*	22,080
20,234	AmSurg Corp*	320,709
5,132	Centene Corp.*	92,479
1,100	Chemed Corp.	42,790
4,800	Eclipsys Corp.*	48,672
2,500	RehabCare Group, Inc.*	43,600
		570,330
Health Care Technology — 1.03%
15,000	IMS Health, Inc.	187,050

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
HEALTH CARE — 17.50% (continued)
Home Health Care Services — 1.68%
17,500	Gentiva Health Services, Inc.*	$266,000
3,000	America Service Group, Inc.*	39,000
		305,000
Laboratory Analytical Instruments — 2.04%
9,900	Illumina, Inc.*	368,676
Medical Equipment & Supplies — 3.17%
11,530	ICU Medical, Inc.*	370,344
2,000	Kensey Nash Corp.*	42,540
900	Neogen Corp.*	19,647
2,600	Synovis Life Technologies, Inc.*	35,984
7,600	Vascular Solutions, Inc.*	46,512
2,800	VNUS Medical Technologies*	59,556
		574,583
Pharmaceuticals — 0.25%
4,000	China Sky One Medical, Inc.*	46,000
		3,169,626
INDUSTRIALS — 3.63%
Engineering & Construction — 1.03%
3,700	Energy Conversion Devices, Inc.*	49,099
5,000	The Shaw Group, Inc.*	137,050
		186,149
Industrial Conglomerates — 0.84%
3,600	Roper Industries, Inc.	152,820
Miscellaneous — 1.36%
5,040	Brink's Home Security Holdings, Inc.*	113,904
5,040	The Brink's Co.	133,358
		247,262
Transportation Infrastructure — 0.40%
4,400	Forward Air Corp.	71,412
		657,643
INFORMATION TECHNOLOGY — 13.10%
Communications Equipment — 1.59%
12,200	Black Box Corp.	288,042
Computer Integrated Systems Design — 1.48%
5,900	Quality Systems, Inc.	266,975
Electronic Equipment & Instruments — 1.43%
11,600	National Instruments Corp.	216,340
1,800	SunPower Corp. Class A*	42,804
		259,144
Electronic Lighting & Wiring Equipment — 1.34%
37,100	Daktronics, Inc.	243,005
IT Services — 1.84%
7,300	CACI International, Inc. Class A*	266,377
3,200	Cognizant Technology Solutions Corp.*	66,528
		332,905

AFBA 5STAR

SMALL CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY — 13.10% (continued)
Materials — 1.59%
12,008	Cabot Microelectronics Corp.*	$288,552
Semiconductor Equipment — 1.79%
15,000	Varian Semiconductor Equipment Associates, Inc.*	324,900
Semiconductors — 2.04%
15,702	Cree, Inc.*	369,468
		2,372,991
MATERIALS — 3.67%
Mining & Quarrying of Nonmetallic Minerals — 3.67%
19,800	Cameco Corp.	339,966
30,800	USEC, Inc.*	147,840
4,000	Vulcan Materials Co.	177,160
		664,966
OTHER — 1.80%
Human Resources & Employment — 0.58%
8,200	Corrections Corp. of America*	105,042
Real Estate Management & Development — 1.22%
10,700	Tejon Ranch Co.*	221,169
		326,211
PRODUCER MANUFACTURING — 0.42%
Construction/Agriculture Equipment — 0.15%
4,400	Portec Rail Products, Inc.	27,940
Metal Fabrication — 0.27%
3,500	HQ Sustainable Maritime Industries, Inc.*	26,775
3,100	Insteel Industries, Inc.	21,576
		48,351
		76,291
RETAIL TRADE — 1.38%
Food/Drug Chain — 0.34%
2,400	PetMed Express, Inc.*	39,552
1,300	The Pantry, Inc.*	22,893
		62,445
General Merchandise — 0.50%
1,800	Aeropostale, Inc.*	47,808
1,300	Buckle, Inc. (The)	41,509
		89,317
Specialty Chains — 0.54%
1,900	Conn's, Inc.*	26,676
7,700	PC Connection, Inc.*	29,260
1,500	Monro Muffler, Inc.	40,995
		96,931
		248,693
SERVICES — 0.49%
Human Resources & Employment — 0.49%
9,900	Korn/Ferry International*	89,694
TRANSPORTATION — 1.44%
Airlines — 0.15%
600	Allegiant Travel Co.*	27,276
Marine — 1.29%
12,300	Alexander & Baldwin, Inc.	234,069
		261,345

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
UTILITIES — 0.42%
Telecommunication Services — 0.42%
3,100	Neutral Tandem, Inc.*	$76,291
TOTAL COMMON STOCKS		16,872,786
(COST $23,559,642)
PARTNERSHIP — 2.46%
6,800	Buckeye Partners LP	242,488
9,257	Inergy LP	202,913
TOTAL PARTNERSHIP		445,401
(COST $687,237)
REIT's — 2.50%
Industrial — 1.59%
11,500	Hatteras Financial Corp.	287,385
Residential — 0.91%
2,700	Capstead Mortgage Corp.	28,998
15,900	UDR, Inc.	136,899
		165,897
TOTAL REIT'S		453,282
(COST $624,888)
MONEY MARKET ACCOUNT — 1.56%
282,948	PNC Bank Money Market (a)	282,948
TOTAL MONEY MARKET ACCOUNT		282,948
(COST $282,948)
TOTAL INVESTMENTS — 99.68%		18,054,417
(COST $25,154,715)#
Other assets in excess of liabilities — 0.32%		58,431
TOTAL NET ASSETS — 100.00%		$18,112,848

ADR — American Depository Receipt

LLC — Limited Liability Company

LP — Limited Partnership

REIT — Real Estate Investment Trust

  (a)  The interest rate on March 31, 2009 was 0.05%.

  *  Non-income producing security.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation $810,503 and gross depreciation of $8,037,362 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $25,281,276.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$18,054,417	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$18,054,417	$—

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of and during the year ended March 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS — 98.17%
CAPITAL GOODS — 1.98%
10,000	Danaher Corp.	$542,200
CONSUMER SERVICES — 2.69%
2,500	Apollo Group, Inc. Class A*	195,825
19,700	YUM! Brands	541,356
		737,181
DIVERSIFIED FINANCIALS — 6.26%
8,600	Goldman Sachs Group, Inc. (The)	911,772
3,200	IntercontinentalExchange, Inc.*	238,304
24,900	Morgan Stanley	566,973
		1,717,049
ENERGY — 10.51%
9,400	Anadarko Petroleum Corp.	365,566
3,500	Apache Corp.	224,315
4,200	Chevron Corp.	282,408
7,400	Exxon Mobil Corp.	503,940
1,950	First Solar, Inc.*	258,765
12,000	National Oilwell Varco, Inc.*	344,520
10,100	Southwestern Energy Co.*	299,869
19,700	XTO Energy, Inc.	603,214
		2,882,597
FOOD, BEVERAGES & TOBACCO — 0.86%
5,400	The Coca-Cola Co.	237,330
FOOD & STAPLES RETAILING — 4.06%
15,900	CVS Caremark Corp.	437,091
13,000	Wal-Mart Stores, Inc.	677,300
		1,114,391
HEALTH CARE EQUIPMENT & SERVICES — 2.26%
15,000	Medco Health Solutions, Inc.*	620,100
INTERNET SERVICES — 8.58%
17,400	Amazon.com, Inc.*	1,277,856
3,090	Google, Inc. Class A*	1,075,505
		2,353,361
MATERIALS — 7.96%
8,700	Freeport-McMoRan Copper & Gold, Inc.	331,557
13,200	Monsanto Co.	1,096,920
5,500	Newmont Mining Corp.	246,180
12,100	The Mosaic Corp.	507,958
		2,182,615
MEDIA — 1.33%
16,000	DIRECTV Group, Inc. (The)*	364,640
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.86%
14,400	Celgene Corp.*	639,360
14,500	Genzyme Corp.*	861,155
14,500	Gilead Sciences, Inc.*	671,640
10,100	Johnson & Johnson	531,260
		2,703,415

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
RETAILING — 9.05%
2,000	AutoZone, Inc.*	$325,240
4,400	Best Buy Co., Inc.	167,024
18,300	Home Depot, Inc.	431,148
22,400	Kohl's Corp.*	947,968
33,500	Lowe's Companies, Inc.	611,375
		2,482,755
SOFTWARE & SERVICES — 7.67%
28,000	Activision Blizzard, Inc.*	292,880
59,400	Oracle Corp.*	1,073,358
13,200	Symantec Corp.*	197,208
9,700	Visa, Inc. Class A	539,320
		2,102,766
TECHNOLOGY HARDWARE & EQUIPMENT — 17.41%
19,300	Analog Devices, Inc.	371,911
36,100	Broadcom Corp.*	721,278
26,600	Cisco Systems, Inc.*	446,082
31,100	Cognizant Technology Solutions Corp.*	646,569
52,900	EMC Corp.*	603,060
8,900	Hewlett-Packard Co.	285,334
5,400	International Business Machines Corp.	523,206
44,800	NetApp, Inc.*	664,832
29,000	NVIDIA Corp.*	285,940
11,900	Xilinx, Inc.	228,004
		4,776,216
TELECOMMUNICATIONS SERVICES — 5.72%
6,500	American Tower Corp. Class A*	197,795
27,300	QUALCOMM, Inc.	1,062,243
10,200	Verizon Communications, Inc.	308,040
		1,568,078
TRANSPORTATION — 1.15%
6,400	United Parcel Service, Inc. Class B	315,008
UTILITIES — 0.82%
7,300	Dominion Resources, Inc.	226,227
TOTAL COMMON STOCKS		26,925,929
(COST $27,751,259)

AFBA 5STAR

LARGE CAP GROWTH FUND
  (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
MONEY MARKET ACCOUNT — 1.99%
545,744	PNC Bank Money Market (a)	$545,744
TOTAL MONEY MARKET ACCOUNT		545,744
(COST $545,744)
TOTAL INVESTMENTS — 100.16%		27,471,673
(COST $28,297,003)#
Liabilities in excess of other assets — (0.16%)		(44,218)
TOTAL NET ASSETS — 100.00%		$27,427,455

  *  Non-income producing security.

  (a)  The interest rate on March 31, 2009 was 0.05%.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation of $1,197,086 and gross depreciation of $2,114,866 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $28,389,453.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$27,471,673	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$27,471,673	$—

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures,forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of and during the year ended March 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

BALANCED FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS — 47.23%
CONSUMER STAPLES — 8.21%
89,800	Altria Group, Inc.	$1,438,596
20,400	British American Tobacco PLC ADR	938,400
30,200	Phillip Morris International, Inc.	1,074,516
40,000	The Coca-Cola Co.	1,758,000
7,462	Universal Corp.	223,263
		5,432,775
ENERGY — 4.45%
23,400	Chevron Corp.	1,573,416
35,000	ConocoPhillips	1,370,600
		2,944,016
FINANCIALS — 1.35%
62,500	Wells Fargo & Co.	890,000
HEALTH CARE — 8.88%
50,000	Bristol-Meyers Squibb Co.	1,096,000
36,100	Johnson & Johnson	1,898,860
37,000	Merck & Co., Inc.	989,750
20,000	Novartis AG ADR	756,600
83,000	Pfizer, Inc.	1,130,460
		5,871,670
INFORMATION TECHNOLOGY — 6.82%
100,000	Intel Corp.	1,505,000
17,300	International Business Machines Corp.	1,676,197
72,248	Microsoft Corp.	1,327,196
		4,508,393
INSURANCE — 2.92%
685	Berkshire Hathaway, Inc. Class B*	1,931,700
MATERIALS — 3.03%
61,500	Albemarle Corp.	1,338,855
15,000	Vulcan Materials Co.	664,350
		2,003,205
TELECOMMUNICATIONS — 1.69%
37,000	Verizon Communications, Inc.	1,117,400
TRANSPORTATION — 7.35%
53,500	Alexander & Baldwin, Inc.	1,018,105
18,530	Burlington Northern Santa Fe Corp.	1,114,579
16,000	FedEx Corp.	711,840
45,500	NewMarket Corp.	2,015,650
		4,860,174
UTILITIES — 2.53%
54,000	Dominion Resources, Inc.	1,673,460
TOTAL COMMON STOCKS		31,232,793
(COST $41,187,333)
PARTNERSHIP — 2.47%
35,000	Kinder Morgan Energy Partners LP	1,635,200
TOTAL PARTNERSHIP		1,635,200
(COST $1,845,935)
REIT's — 1.43%
109,700	UDR, Inc.	944,517
TOTAL REIT'S		944,517
(COST $2,426,924)

AFBA 5STAR

BALANCED FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

FACE AMOUNT OR SHARES	COMPANY	VALUE
PREFERRED STOCKS — 1.21%
FINANCIALS — 0.02%
13,600	Federal National Mortgage Association, Perpetual Series S, 8.25% due 12/31/49 (d)	$9,656
INSURANCE — 1.19%
40,000	Markel Corp., 7.500% due 08/22/46	789,200
TOTAL PREFERRED STOCKS		798,856
(COST $1,342,000)
CORPORATE BONDS — 23.15%
AEROSPACE/DEFENSE — 0.34%
$220,000	Boeing Co., 5.00% due 03/15/14	225,759
CHEMICALS — 0.47%
315,000	E.I. Du Pont de Nemours & Co., 4.75% due 03/15/15	310,850
CONSUMER DISCRETIONARY — 1.54%
150,000	Anheuser-Busch InBev Worldwide, Inc., 7.75% due 01/15/19 (b)	149,818
400,000	Comcast Corp., 5.50% due 03/15/11	405,937
1,000,000	Mandalay Resort Group, 7.625% due 07/15/13	155,000
222,000	Metlife, Inc., 6.125% due 12/01/11	220,183
100,000	Metlife, Inc., 6.817% due 08/15/18	85,996
		1,016,934
CONSUMER STAPLES — 0.73%
450,000	The Coca-Cola Co., 5.35% due 11/15/17	481,527
ENERGY — 0.31%
200,000	Devon Energy Corp., 5.625% due 01/15/14	203,074
FINANCIALS — 10.41%
60,000	American Express Credit Corp., 7.30% due 08/20/13	55,746
275,000	American Express Travel Related Services, 5.25% due 11/21/11 (b)	248,368
250,000	Bank of America Corp., 5.375% due 09/11/12	231,064
250,000	BHP Billiton Finance USA Ltd., 6.75% due 11/01/13	265,561
325,000	Caterpillar Financial Services Corp., 4.90% due 08/15/13	309,639
300,000	Citigroup, Inc., 6.00% due 02/21/12	273,992
375,000	CME Group, Inc., 5.75% due 02/15/14	386,898
225,000	Credit Suisse USA, Inc., 6.125% due 11/15/11	229,298
275,000	Credit Suisse USA, Inc., 5.125% due 08/15/15	255,524
350,000	Diego Capital PLC, 7.375% due 01/15/14	384,939
250,000	Fifth Third Bancorp, 6.25% due 05/01/13	238,905
125,000	General Electric Capital Corp., 4.80% due 05/01/13	117,252
250,000	General Electric Capital Corp., 5.50% due 06/04/14	237,177
125,000	Goldman Sachs Group, Inc. (The), 6.60% due 01/15/12	124,911
125,000	Goldman Sachs Group, Inc. (The), 5.70% due 09/01/12	121,372
346,000	JPMorgan Chase & Co., 5.75% due 01/02/13	330,736
300,000	Keycorp, 6.50% due 05/14/13	293,010
750,000	Marshall & IIsley Corp., 5.626% due 08/17/09	729,594
325,000	Merrill Lynch & Co., Inc. 5.77% due 07/25/11	292,663
250,000	Morgan Stanley, 5.05% due 01/21/11	245,903
250,000	Morgan Stanley, 4.75% due 04/01/14	204,611
375,000	Suntrust Banks, Inc., 5.25% due 11/05/12	364,807
300,000	Toyota Motor Credit Corp., 5.17% due 01/11/12	302,206
300,000	Wachovia Corp., 5.25% due 08/01/14	249,369
400,000	Wells Fargo & Co., 5.25% due 10/23/12	388,995
		6,882,540
HEALTH CARE — 2.58%
325,000	GlaxoSmithKline Capital, Inc., 4.85% due 05/15/13	338,444
220,000	Pfizer, Inc., 5.35% due 03/15/15	232,406
1,000,000	Psychiatric Solutions, Inc., 7.75% due 07/15/15	907,500
250,000	UnitedHealth Group, Inc., 5.375% due 03/15/16	225,667
		1,704,017

FACE AMOUNT OR SHARES	COMPANY	VALUE
CORPORATE BONDS (continued)
INFORMATION TECHNOLOGY — 1.34%
$350,000	Dell, Inc., 4.70% due 04/15/13	$351,845
250,000	International Business Machines Corp., 6.50% due 10/15/13	276,821
250,000	Hewlett-Packard Co., 4.50% due 03/01/13	257,326
		885,992
INSURANCE — 0.58%
300,000	Hartford Financial Services Group, Inc., 5.375% due 03/15/17	171,442
285,000	Prudential Financial, Inc., 5.10% due 09/20/14	213,636
		385,078
MANUFACTURING — 0.24%
150,000	Tyco International Finance SA, 8.50% due 01/15/19	155,085
MATERIALS — 0.54%
350,000	Barrick Gold Financeco LLC, 6.125% due 09/15/13	360,363
RETAIL — 0.76%
325,000	Home Depot, Inc., 3.75% due 09/15/09	325,144
200,000	Home Depot, Inc., 5.40% due 03/01/16	180,031
		505,175
TELECOMMUNICATION SERVICES — 2.83%
225,000	AT&T, Inc., 4.95% due 01/15/13	228,448
250,000	AT&T, Inc., 6.70% due 11/15/13	267,279
275,000	Corning, Inc., 6.05% due 06/15/15	263,035
300,000	Deutsche Telekom International Finance BV, 5.875% due 08/20/13	305,437
350,000	Verizon Communications, Inc., 5.25% due 04/15/13	357,597
150,000	Verizon Communications, Inc., 8.75% due 11/01/18	171,913
275,000	Vodafone Group PLC, 5.35% due 02/27/12	279,385
		1,873,094
TRANSPORTATION — 0.48%
300,000	FedEx Corp., 7.375% due 01/15/14	318,364
TOTAL CORPORATE BONDS		15,307,852
(COST $16,446,466)
AGENCY OBLIGATIONS — 9.65%
390,000	Federal Home Loan Bank, 3.375% due 02/27/13	407,171
700,000	Federal Home Loan Bank, 5.75% due 05/15/12	783,404
566,427	Federal Home Loan Mortgage Corporation, 5.00% due 05/01/20	589,397
1,171,585	Federal Home Loan Mortgage Corporation, 5.50% due 04/01/37	1,217,224
914,700	Federal National Mortgage Association, 4.50% due 08/01/20	945,362
905,000	Federal National Mortgage Association, 4.625% due 10/15/14	997,838
250,000	Federal National Mortgage Association, 5.375% due 06/12/17	279,569
1,110,323	Federal National Mortgage Association, 6.00% due 10/01/37	1,161,147
TOTAL AGENCY OBLIGATIONS		6,381,112
(COST $6,050,041)
U.S. TREASURY OBLIGATIONS — 7.48%
3,145,000	U.S. Treasury Note, 4.75% due 08/15/17	3,679,653
1,020,000	U.S. Treasury Note, 5.00% due 05/15/37	1,269,264
TOTAL U.S. TREASURY OBLIGATIONS		4,948,917
(COST $4,441,625)

AFBA 5STAR

BALANCED FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

FACE AMOUNT OR SHARES	COMPANY	VALUE
CONVERTIBLE CORPORATE BONDS — 2.64%
CONSUMER DISCRETIONARY — 2.64%
$300,000	Invesco Ltd., 4.50% due 12/15/09	$286,831
1,000,000	Lions Gate Entertainment Corp., 2.9375% due 10/15/24	743,750
1,000,000	Lions Gate Entertainment Corp., 3.625% due 03/15/25 (c)	716,250
TOTAL CONVERTIBLE CORPORATE BONDS		1,746,831
(COST $2,198,526)
ASSET-BACKED SECURITIES — 2.09%
224,776	Capital Auto Receivables Asset Trust, Series 2006-2, Class A3B, 0.61625% due 05/15/11 (d)	219,705
500,000	Chase Issuance Trust, Series 2007-A15, Class A, 4.96% due 09/17/12	506,619
650,000	Chase Issuance Trust, Series 2005-A10, Class A10, 4.65% due 12/17/12	652,401
TOTAL ASSET-BACKED SECURITIES		1,378,725
(COST $1,336,455)
MONEY MARKET ACCOUNT — 3.17%
2,097,819	PNC Bank Money Market (a)	2,097,819
TOTAL MONEY MARKET ACCOUNT		2,097,819
(COST $2,097,819)
TOTAL INVESTMENTS — 100.52%		66,472,622
(COST $79,373,124)#
Liabilities in excess of other assets — (0.52%)		(342,436)
TOTAL NET ASSETS — 100.00%		$66,130,186

ADR — American Depository Receipt

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

  (a)  The interest rate on March 31, 2009 was 0.05%.

  (b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registation, normally to qualified institutional buyers.

  (c)  Stepped coupon bond — the rate shown is the rate in effect on March 31, 2009.

  (d)  Indicates a variable rate security.

  *  Non-income producing security.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation $2,085,319 and gross depreciation of $14,751,193 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $79,138,496.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$36,709,185	$—
Level 2 — Other Significant Observable Inputs	29,763,437	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$66,472,622	$—

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of and during the year ended March 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

FACE AMOUNT	COMPANY	VALUE
AGENCY OBLIGATIONS — 22.57%
$1,590,000	Federal Home Loan Bank, 5.75% due 05/15/12	$1,779,445
1,338,955	Federal Home Loan Mortgage Corporation, 5.50% due 04/01/37	1,391,114
1,143,787	Federal National Mortgage Association, 4.50% due 08/01/20	1,182,128
200,000	Federal National Mortgage Association, 5.375% due 06/12/17	223,655
1,387,904	Federal National Mortgage Association, 6.00% due 10/01/37	1,451,433
TOTAL AGENCY OBLIGATIONS		6,027,775
(COST $5,680,159)
CORPORATE BONDS — 48.25%
CONSUMER DISCRETIONARY — 14.00%
60,000	American Express Credit Co., 7.30% due 08/20/13	55,746
140,000	American Express Travel Related Services Co., Inc., 5.25% due 11/21/11 (b)	126,442
125,000	Anheuser-Busch InBev Worldwide Inc., 7.75% due 01/15/19 (b)	124,849
250,000	Comcast Corp., 6.50% due 01/15/17	247,852
300,000	Dell, Inc., 4.70% due 04/15/13	301,581
275,000	FedEx Corp., 7.375% due 01/15/14	291,834
575,000	Ford Motor Credit Co. LLC, 7.375% due 10/28/09	515,753
235,000	GameStop Corp., 8.00% due 10/01/12	238,525
281,000	General Electric Capital Corp., 5.00% due 04/10/12	272,050
125,000	General Electric Capital Corp., 4.80% due 05/01/13	117,252
300,000	Hartford Financial Services Group, 5.375% due 03/15/17	171,442
250,000	Hewlett-Packard Co., 4.50% due 03/01/13	257,326
340,000	Mandalay Resort Group, 7.625% due 07/15/13	52,700
275,000	MetLife, Inc., 6.817% due 08/15/18	236,488
100,000	Penske Auto Group, Inc., 7.75% due 12/15/16	50,500
325,000	Phillips Van-Heusen, 7.75% due 11/15/23	229,161
250,000	Prudential Financial, Inc., 5.10% due 09/20/14	187,400
575,000	Royal Caribbean Cruises, Ltd., 7.50% due 10/15/27	261,625
		3,738,526
CONSUMER STAPLES — 2.15%
250,000	Diego Capital PLC, 5.20% due 01/30/13	254,199
300,000	The Coca-Cola Co., 5.35% due 11/15/17	321,018
		575,217
FINANCIALS — 16.38%
175,000	Bank of America Corp., 5.375% due 09/11/12	161,745
325,000	Caterpillar Financial Services Corp., 4.90% due 08/15/13	309,639
300,000	CME Group, Inc., 5.75% due 02/15/14	309,518
225,000	Credit Suisse USA, Inc., 6.125% due 11/15/11	229,298
225,000	Credit Suisse USA, Inc., 5.125% due 08/15/15	209,065
250,000	Fifth Third Bancorp, 6.25% due 05/01/13	238,906
150,000	Goldman Sachs Group, Inc. (The), 6.60% due 01/15/12	149,893
125,000	Goldman Sachs Group, Inc. (The), 5.70% due 09/01/12	121,372
235,000	JPMorgan Chase & Co., 5.375% due 10/01/12	235,638
300,000	Keycorp., 6.50% due 05/14/13	293,010
500,000	Marshall & Ilsley Corp., 5.626% due 08/17/09	486,396
150,000	Merrill Lynch & Co., Inc., 5.77% due 07/25/11	135,075
400,000	Morgan Stanley, 5.05% due 01/21/11	393,445
215,000	Suntrust Banks, Inc., 5.25% due 11/05/12	209,156
275,000	Toyota Motor Credit Corp., 5.17% due 01/11/12	277,022
166,000	Union Planters Corp., 4.375% due 12/01/10	158,725
200,000	Wachovia Corp., 5.25% due 08/01/14	166,246
300,000	Wells Fargo & Co., 5.25% due 10/23/12	291,746
		4,375,895

AFBA 5STAR

TOTAL RETURN BOND FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

FACE AMOUNT	COMPANY	VALUE
CORPORATE BONDS (continued)
HEALTH CARE — 3.84%
$445,000	Abbott Laboratories, 5.60% due 05/15/11	$477,386
325,000	GlaxoSmithKline Capital, Inc., 4.85% due 05/15/13	338,444
200,000	Pfizer, Inc., 5.35% due 03/15/15	211,278
		1,027,108
INDUSTRIALS — 4.26%
50,000	American Railcar Industries, Inc., 7.50% due 03/01/14	35,000
300,000	Barrick Gold Financeco LLC, 6.125% due 09/15/13	308,883
200,000	Boeing Co., 5.00% due 03/15/14	205,235
175,000	Devon Energy Corp., 5.625% due 01/15/14	177,689
285,000	E.I. Du Pont de Nemours & Co., 4.75% due 03/15/15	281,245
125,000	Tyco International Finance SA, 8.50% due 01/15/19	129,237
		1,137,289
RETAIL — 2.34%
200,000	Home Depot, Inc., 3.75% due 09/15/09	200,089
120,000	Home Depot, Inc., 5.40% due 03/01/16	108,019
300,000	Lowe's Companies, Inc., 5.60% due 09/15/12	316,599
		624,707
TELECOMMUNICATION SERVICES — 5.28%
250,000	Corning, Inc., 6.05% due 06/15/15	239,123
275,000	Deutsche Telekom International Finance BV, 5.875% due 08/20/13	279,984
280,000	Rodgers Wireless, Inc., 7.50% due 03/15/15	290,538
360,000	SBC Communications, 5.875% due 08/15/12	379,849
212,000	Vodafone Group PLC, 5.50% due 06/15/11	219,602
		1,409,096
TOTAL CORPORATE BONDS		12,887,838
(COST $13,713,159)
U.S. TREASURY OBLIGATIONS — 19.71%
350,000	U.S. Treasury Note, 1.75% due 01/31/14	352,489
2,000,000	U.S. Treasury Note, 4.75% due 08/15/17	2,340,002
375,000	U.S. Treasury Note, 4.00% due 08/15/18	416,836
350,000	U.S. Treasury Note, 3.75% due 11/15/18	381,638
1,425,000	U.S. Treasury Note, 5.00% due 05/15/37	1,773,236
TOTAL U.S. TREASURY OBLIGATIONS		5,264,201
(COST $4,815,754)
ASSET-BACKED SECURITIES — 4.52%
202,299	Capital Auto Receivables Asset Trust, Series 2006-2, Class A3B, 0.61625% due 05/15/11 (c)	197,734
500,000	Chase Issuance Trust, Series 2007-A15, Class A, 4.96% due 09/17/12	506,619
500,000	Chase Issuance Trust, Series 2005-A10, Class A10, 4.65% due 12/17/12	501,847
TOTAL ASSET-BACKED SECURITIES		1,206,200
(COST $1,169,077)
CONVERTIBLE CORPORATE BONDS — 2.61%
300,000	Invesco, Ltd., 4.50% due 12/15/09	286,831
550,000	Lions Gate Entertainment Corp., 2.9375% due 10/15/24	409,063
TOTAL CONVERTIBLE CORPORATE BONDS		695,894
(COST $846,559)

SHARES	COMPANY	VALUE
CONVERTIBLE PREFERRED STOCK — 0.64%
FINANCIALS — 0.64%
13,350	Boston Private Capital Trust I, 4.875% due 10/01/34	$171,881
TOTAL CONVERTIBLE PREFERRED STOCK		171,881
(COST $638,783)
PREFERRED STOCK — 0.03%
FINANCIAL SERVICES — 0.03%
10,400	Federal National Mortgage Association, Perpetual Series S, 8.25% due 12/31/49 (c)	7,384
TOTAL PREFERRED STOCK		7,384
(COST $260,000)
MONEY MARKET ACCOUNT — 0.56%
150,108	PNC Bank Money Market (a)	150,108
TOTAL MONEY MARKET ACCOUNT		150,108
(COST $150,108)
TOTAL INVESTMENTS — 98.89%		26,411,281
(COST $27,273,599)#
Other assets in excess of liabilities — 1.11%		295,906
TOTAL NET ASSETS — 100.00%		$26,707,187

LLC — Limited Liability Company

PLC — Public Limited Company

  (a)  The interest rate on March 31, 2009 was 0.05%.

  (b)  Security exempt registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (c)  Indicates a variable rate security.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation of $1,085,297 and gross depreciation of $1,949,020 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $27,275,004.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$157,492	$—
Level 2 — Other Significant Observable Inputs	26,253,789	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$26,411,281	$—

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of and during the year ended March 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SCIENCE & TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
COMMON STOCKS — 97.85%
HEALTH CARE — 27.13%
Biotechnology — 10.19%
4,300	Amgen, Inc.*	$212,936
5,300	Gilead Sciences, Inc.*	245,496
6,828	Life Technologies Corp.*	221,773
8,200	Qiagen N.V.*	130,872
		811,077
Health Care Equipment & Supplies — 1.80%
1,800	CR Bard, Inc.	143,496
Health Care Providers & Services — 4.35%
7,600	athenahealth, Inc.*	183,236
16,400	Dialysis Corp. of America*	83,804
4,195	Eclipsys Corp.*	42,537
13,500	NightHawk Radiology Holdings, Inc.*	36,450
		346,027
Laboratory Analytical Instruments — 2.24%
4,800	Illumina, Inc.*	178,752
Pharmaceuticals — 8.55%
10,000	Schering-Plough Corp.	235,500
5,200	Teva Pharmaceutical Industries Ltd. ADR	234,260
4,900	Wyeth	210,896
		680,656
		2,160,008
INDUSTRIALS — 0.22%
Construction & Engineering — 0.22%
1,300	Energy Conversion Devices, Inc.*	17,251
INFORMATION TECHNOLOGY — 67.49%
Communications Equipment — 7.91%
3,500	Black Box Corp.	82,635
13,475	Cisco Systems, Inc.*	225,976
14,000	Corning, Inc.	185,780
9,000	Juniper Networks, Inc.*	135,540
		629,931
Computer Integrated Systems Design — 9.00%
8,400	eBay, Inc.*	105,504
300	First Solar, Inc.*	39,810
550	Google, Inc. Class A*	191,433
5,600	Quality Systems, Inc.	253,400
9,900	Yahoo! Inc.*	126,819
		716,966
Computer Storage Devices — 1.91%
13,300	EMC Corp.*	151,620
Electronic Equipment & Instruments — 4.78%
4,200	Hewlett-Packard Co.	134,652
9,100	National Instruments Corp.	169,715
3,200	SunPower Corp. Class A*	76,096
		380,463

SHARES	COMPANY	VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY — 67.49% (continued)
Electronic Lighting & Wiring Equipment — 1.19%
14,500	Daktronics, Inc.	$94,975
Internet Software & Services — 2.63%
10,800	Akamai Technologies, Inc.*	209,520
IT Services — 1.15%
4,400	Cognizant Technology Solutions Corp.*	91,476
Materials — 2.88%
6,500	Cabot Microelectronics Corp.*	156,195
4,400	MEMC Electronic Materials, Inc.*	72,556
		228,751
Semiconductor Equipment — 4.42%
19,400	Applied Materials, Inc.	208,550
2,700	MKS Instruments, Inc.*	39,609
4,800	Varian Semiconductor Equipment Associates, Inc.*	103,968
		352,127
Semiconductors — 19.23%
11,300	Altera Corp.	198,315
9,200	Atheros Communications *	134,872
8,100	Broadcom Corp. Class A*	161,838
10,800	Cree, Inc.*	254,124
9,525	Intel Corp.	143,351
14,200	IXYS Corp.*	114,452
10,350	Maxim Integrated Products	136,724
6,500	Microchip Technology, Inc.	137,735
11,000	Microsemi Corp.*	127,600
12,400	NVIDIA Corp.*	122,264
		1,531,275
Software — 12.39%
8,400	Adobe Systems, Inc.*	179,676
9,700	Citrix Systems, Inc.*	219,608
7,500	Manhattan Associates, Inc.*	129,900
12,000	Microsoft Corp.	220,440
13,100	Oracle Corp.*	236,717
		986,341
		5,373,445
MATERIALS — 3.01%
Chemicals — 2.47%
5,200	Sigma-Aldrich Corp.	196,508
Industrial Materials — 0.54%
2,200	General Cable Corp.*	43,604
		240,112
TOTAL COMMON STOCKS		7,790,816
(COST $9,921,486)

AFBA 5STAR

SCIENCE & TECHNOLOGY FUND

  (continued)

SCHEDULE OF INVESTMENTS

March 31, 2009

SHARES	COMPANY	VALUE
MONEY MARKET ACCOUNT — 2.01%
160,325	PNC Bank Money Market (a)	$160,325
TOTAL MONEY MARKET ACCOUNT		160,325
(COST $160,325)
TOTAL INVESTMENTS — 99.86%		7,951,141
(COST $10,081,811)#
Other assets in excess of liabilities — 0.14%		10,815
TOTAL NET ASSETS — 100.00%		$7,961,956

ADR — American Depository Receipt

  *  Non-income producing security.

  (a)  The interest rate on March 31, 2009 was 0.05%.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation of $385,657 and gross depreciation of $2,651,090 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $10,216,574.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Portfolio's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$7,951,141	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$7,951,141	$—

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of and during the year ended March 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Accompanying Notes to Financial Statements.

[This page intentionally left blank.]

STATEMENTS OF ASSETS
AND LIABILITIES

March 31, 2009

	MID CAP VALUE FUND	SMALL CAP FUND	LARGE CAP GROWTH FUND
ASSETS:
Investments at value	$9,998,882	$18,054,417	$27,471,673
Receivables:
Investment securities sold	614,133	161,893	—
Dividends	13,324	10,989	12,113
Interest	110	114	125
Capital shares sold	4,132	6,522	10,040
From advisor	13,918	9,819	—
Prepaid expenses and other assets	9,796	11,745	12,449
Total assets	10,654,295	18,255,499	27,506,400
LIABILITIES:
Payables:
Investment securities purchased	390,065	—	—
Capital shares redeemed	1,795	91,638	21,281
Distribution fees	1,242	—	94
Administrative fees	2,506	5,625	6,657
Professional fees	16,000	16,000	16,000
Custody fees	2,424	5,417	4,025
To advisor	—	—	15,038
Other accrued expenses and liabilities	8,528	23,971	15,850
Total liabilities	422,560	142,651	78,945
NET ASSETS	$10,231,735	$18,112,848	$27,427,455
NET ASSETS CONSIST OF:
Paid in capital	$20,467,498	$43,215,752	$48,866,239
Undistributed net investment income	—	61,612	—
Accumulated net realized loss from investment transactions	(3,878,199)	(18,064,218)	(20,613,454)
Net unrealized depreciation from investment transactions	(6,357,564)	(7,100,298)	(825,330)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$10,231,735	$18,112,848	$27,427,455
Investments at cost	$16,356,446	$25,154,715	$28,297,003

See Accompanying Notes to Financial Statements.

	MID CAP VALUE FUND	SMALL CAP FUND	LARGE CAP GROWTH FUND
Class I Shares
Net Assets	$7,836,831	$6,194,296	$25,697,401
Shares Outstanding	1,262,182	886,878	3,122,282
Net Asset Value, Offering and Redemption Price Per Share	$6.21	$6.98	$8.23
Advisor Class Shares
Net Assets	$1,241,444	$8,481,701	$1,045,323
Shares Outstanding	203,814	1,241,067	129,484
Net Asset Value, Offering and Redemption Price Per Share	$6.09	$6.83	$8.07
Class B Shares
Net Assets	$109,433	$860,666	$166,439
Shares Outstanding	19,230	135,542	22,048
Net Asset Value and Offering Price Per Share	$5.69	$6.35	$7.55
Class C Shares
Net Assets	$1,044,027	$2,576,185	$518,292
Shares Outstanding	183,025	405,160	68,698
Net Asset Value and Offering Price Per Share	$5.70	$6.36	$7.54

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES (continued)

March 31, 2009

	BALANCED FUND	TOTAL RETURN BOND FUND	SCIENCE & TECHNOLOGY FUND
ASSETS:
Investments at value	$66,472,622	$26,411,281	$7,951,141
Receivables:
Dividends	197,525	8,135	2,226
Interest	343,574	321,891	45
Capital shares sold	341,818	23,037	15,158
From advisor	—	—	11,138
Prepaid expenses and other assets	16,575	11,769	12,938
Total assets	67,372,114	26,776,113	7,992,646
LIABILITIES:
Payables:
Investment securities purchased	1,065,385	—	—
Capital shares redeemed	72,077	26,874	1,480
Distribution fees	737	—	560
Administrative fees	16,703	6,698	1,902
Professional fees	18,000	18,000	16,000
Custody fees	2,521	2,050	2,273
To advisor	13,438	1,744	—
Other accrued expenses and liabilities	53,067	13,560	8,475
Total liabilities	1,241,928	68,926	30,690
NET ASSETS	$66,130,186	$26,707,187	$7,961,956
NET ASSETS CONSIST OF:
Paid in capital	$87,890,655	$27,511,462	$10,896,321
Undistributed net investment income	236,153	61,766	—
Accumulated net realized loss from investment transactions	(9,096,120)	(3,723)	(803,695)
Net unrealized depreciation from investment transactions	(12,900,502)	(862,318)	(2,130,670)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$66,130,186	$26,707,187	$7,961,956
Investments at cost	$79,373,124	$27,273,599	$10,081,811

See Accompanying Notes to Financial Statements.

	BALANCED FUND	TOTAL RETURN BOND FUND	SCIENCE & TECHNOLOGY FUND
Class I Shares
Net Assets	$31,127,358	$22,052,689	$5,560,194
Shares Outstanding	3,654,006	2,718,116	642,611
Net Asset Value, Offering and Redemption Price Per Share	$8.52	$8.11	$8.65
Advisor Class Shares
Net Assets	$18,858,170	$2,055,279	$1,392,926
Shares Outstanding	2,115,078	234,884	164,216
Net Asset Value, Offering and Redemption Price Per Share	$8.92	$8.75	$8.48
Class B Shares
Net Assets	$1,076,170	$1,309,569	$42,573
Shares Outstanding	122,871	151,856	5,350
Net Asset Value and Offering Price Per Share	$8.76	$8.62	$7.96
Class C Shares
Net Assets	$15,068,488	$1,289,650	$966,263
Shares Outstanding	1,720,677	152,148	121,413
Net Asset Value and Offering Price Per Share	$8.76	$8.48	$7.96

See Accompanying Notes to Financial Statements.

STATEMENTS OF
OPERATIONS

Year Ended March 31, 2009

	MID CAP VALUE FUND	SMALL CAP FUND	LARGE CAP GROWTH FUND
INVESTMENT INCOME:
Dividends	$289,105	$319,007	$396,284
Interest	5,220	4,519	6,880
Foreign taxes withheld	(264)	(110)	—
	294,061	323,416	403,164
EXPENSES:
Advisor fees	118,911	244,749	259,967
Administration fees	44,672	106,432	98,594
12b-1 fees	13,406	43,968	7,535
Shareholder service fees	10,301	55,914	6,566
Transfer Agent fees	26,804	118,843	65,485
Registration fees	60,100	58,400	81,885
Legal fees	19,682	19,712	19,712
Audit fees	14,616	14,616	14,616
Custodian fees	17,885	43,083	19,282
Printing fees	6,678	14,974	14,037
Director fees	12,857	12,857	12,857
Insurance fees	5,034	5,033	3,327
Miscellaneous fees	31,287	86,824	41,682
Total expenses before reimbursement and waivers	382,233	825,405	645,545
Less: expense reimbursement and waivers	(168,267)	(333,926)	(215,497)
Net expenses	213,966	491,479	430,048
Net investment income (loss)	80,095	(168,063)	(26,884)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain dividends from REITs	—	50,710	—
Net realized gain (loss) from investment transactions	(3,003,228)	(11,466,147)	(17,092,431)
Net unrealized appreciation (depreciation) on investments	(2,763,937)	227,535	(1,997,953)
	(5,767,165)	(11,187,902)	(19,090,384)
Net decrease in net assets resulting from operations	$(5,687,070)	$(11,355,965)	$(19,117,268)

See Accompanying Notes to Financial Statements.

	BALANCED FUND	TOTAL RETURN BOND FUND	SCIENCE & TECHNOLOGY FUND
INVESTMENT INCOME:
Dividends	$1,747,601	$43,265	$64,755
Interest	1,478,594	1,342,452	684
Foreign taxes withheld	(5,160)	—	(444)
	3,221,035	1,385,717	64,995
EXPENSES:
Advisor fees	596,752	207,071	78,092
Administration fees	233,304	78,553	29,323
12b-1 fees	124,023	20,075	10,411
Shareholder service fees	95,025	11,627	7,111
Transfer Agent fees	123,528	30,529	26,482
Registration fees	56,420	57,080	56,420
Legal fees	19,712	19,712	19,712
Audit fees	16,616	16,616	14,617
Custodian fees	14,553	12,112	14,269
Printing fees	32,314	10,817	4,356
Director fees	12,857	12,857	12,857
Insurance fees	5,031	5,204	5,034
Miscellaneous fees	72,878	39,121	27,734
Total expenses before reimbursement and waivers	1,403,013	521,374	306,418
Less: expense reimbursement and waivers	(387,497)	(210,127)	(142,474)
Net expenses	1,015,516	311,247	163,944
Net investment income (loss)	2,205,519	1,074,470	(98,949)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain dividends from REITs	279,212	—	—
Net realized gain (loss) from investment transactions	(9,714,492)	129,360	(572,731)
Net unrealized appreciation (depreciation) on investments	(13,446,704)	(1,443,066)	(2,318,317)
	(22,881,984)	(1,313,706)	(2,891,048)
Net decrease in net assets resulting from operations	$(20,676,465)	$(239,236)	$(2,989,997)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		SMALL CAP FUND
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
OPERATIONS:
Net investment income (loss)	$80,095	$(86,641)	$(168,063)	$(1,200,140)
Net realized gain (loss) from investment transactions	(3,003,228)	7,780,565	(11,415,437)	29,194,469
In-kind redemptions (See Note 8)	—	—	—	24,696,367
Net unrealized appreciation (depreciation) on investments	(2,763,937)	(8,869,886)	227,535	(53,733,755)
Net increase (decrease) in net assets resulting from operations	(5,687,070)	(1,175,962)	(11,355,965)	(1,043,059)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class I	(147,212)	—	(66,326)	—
Advisor Class	(22,259)	—	(49,722)	—
Class B	(345)	—	—	—
Class C	(904)	—	—	—
Net realized gain from investment transactions
Class I	(4,959)	(5,385,580)	(428)	(4,844,689)
Advisor Class	(1,192)	(1,780,007)	(1,016)	(26,531,658)
Class B	(96)	(125,117)	(83)	(997,857)
Class C	(888)	(1,438,312)	(295)	(5,571,264)
Class R	—	(5,429)	—	(11,311)
Total distributions to shareholders	(177,855)	(8,734,445)	(117,870)	(37,956,779)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	1,474,372	1,851,741	1,975,092	10,245,991
Reinvested distributions	48,517	7,584,289	66,988	35,521,239
Proceeds from shares issued due to fund merger (See Note 9)	—	—	—	—
Shares repurchased	(2,907,958)	(15,437,469)	(19,060,166)	(216,940,783)
Redemption fess received	515	1,413	4,342	12,626
Net increase (decrease) from capital share transactions	(1,384,554)	(6,000,026)	(17,013,744)	(171,160,927)
Net increase (decrease) in net assets	(7,249,479)	(15,910,433)	(28,487,579)	(210,160,765)
NET ASSETS:
Beginning of year	17,481,214	33,391,647	46,600,427	256,761,192
End of year	$10,231,735	$17,481,214	$18,112,848	$46,600,427
Accumulated undistributed net investment income at end of year	$—	$—	$61,612	$—
*Fund share transactions:
Shares issued	186,270	135,635	212,262	618,405
Reinvested distributions	6,675	649,705	9,167	2,371,249
Shares issued due to fund merger (See Note 9)	—	—	—	—
Shares redeemed	(365,637)	(1,029,199)	(2,074,417)	(12,085,017)
Net increase (decrease) in fund shares	(172,692)	(243,859)	(1,852,988)	(9,095,363)

See Accompanying Notes to Financial Statements.

	LARGE CAP GROWTH FUND
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
OPERATIONS:
Net investment income (loss)	$(26,884)	$(120,343)
Net realized gain (loss) from investment transactions	(17,092,431)	7,432,015
In-kind redemptions (See Note 8)	—	—
Net unrealized appreciation (depreciation) on investments	(1,997,953)	(6,596,036)
Net increase (decrease) in net assets resulting from operations	(19,117,268)	715,636
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class I	(129)	—
Advisor Class	—	—
Class B	—	—
Class C	—	—
Net realized gain from investment transactions
Class I	—	(6,271,479)
Advisor Class	—	(382,180)
Class B	—	(24,396)
Class C	—	(245,363)
Class R	—	(3,246)
Total distributions to shareholders	(129)	(6,926,664)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	1,229,943	4,520,409
Reinvested distributions	35	6,137,468
Proceeds from shares issued due to fund merger (See Note 9)	23,504,850	—
Shares repurchased	(5,866,524)	(3,641,344)
Redemption fess received	117	463
Net increase (decrease) from capital share transactions	18,868,421	7,016,996
Net increase (decrease) in net assets	(248,976)	805,968
NET ASSETS:
Beginning of year	27,676,431	26,870,463
End of year	$27,427,455	$27,676,431
Accumulated undistributed net investment income at end of year	$—	$—
*Fund share transactions:
Shares issued	103,705	275,489
Reinvested distributions	4	363,736
Shares issued due to fund merger (See Note 9)	1,691,128	—
Shares redeemed	(402,168)	(227,373)
Net increase (decrease) in fund shares	1,392,669	411,852

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BALANCED FUND		TOTAL RETURN BOND FUND
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
OPERATIONS:
Net investment income (loss)	$2,205,519	$2,350,152	$1,074,470	$941,002
Net realized gain (loss) from investment transactions	(9,435,280)	15,074,776	129,360	712,472
Net unrealized appreciation (depreciation) on investments	(13,446,704)	(13,179,382)	(1,443,066)	(680,840)
Net increase (decrease) in net assets resulting from operations	(20,676,465)	4,245,546	(239,236)	972,634
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class I	(952,198)	(1,378,829)	(887,322)	(694,061)
Advisor Class	(495,150)	(557,976)	(71,827)	(118,254)
Class B	(23,655)	(32,442)	(40,382)	(63,572)
Class C	(256,602)	(300,828)	(38,129)	(57,377)
Class R	—	(348)	—	(508)
Net realized gain from investment transactions
Class I	(590,686)	(8,653,160)	—	(824,782)
Advisor Class	(321,582)	(3,503,091)	—	(160,251)
Class B	(22,969)	(307,413)	—	(108,470)
Class C	(225,817)	(2,825,100)	—	(98,894)
Class R	—	(2,568)	—	(765)
Return of Capital
Class I	(131,516)	—	—	—
Advisor Class	(68,828)	—	—	—
Class B	(2,792)	—	—	—
Class C	(40,062)	—	—	—
Total distributions to shareholders	(3,131,857)	(17,561,755)	(1,037,660)	(2,126,934)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	24,693,920	16,674,701	3,239,842	10,456,645
Reinvested distributions	1,619,228	9,115,581	230,256	1,341,518
Shares repurchased	(17,467,180)	(19,863,931)	(2,604,847)	(5,069,990)
Redemption fess received	63,237	8,183	3,065	731
Net increase (decrease) from capital share transactions	8,909,205	5,934,534	868,316	6,728,904
Net increase (decrease) in net assets	(14,899,117)	(7,381,675)	(408,580)	5,574,604
NET ASSETS:
Beginning of year	81,029,303	88,410,978	27,115,767	21,541,163
End of year	$66,130,186	$81,029,303	$26,707,187	$27,115,767
Accumulated undistributed net investment income at end of year	$236,153	$83,125	$61,766	$22,309
*Fund share transactions:
Shares issued	2,390,747	1,212,886	385,557	1,225,452
Reinvested distributions	152,722	706,767	27,503	152,615
Shares redeemed	(1,709,699)	(1,379,152)	(303,486)	(548,921)
Net increase (decrease) in fund shares	833,770	540,501	109,574	829,146

See Accompanying Notes to Financial Statements.

	SCIENCE & TECHNOLOGY FUND
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
OPERATIONS:
Net investment income (loss)	$(98,949)	$(143,706)
Net realized gain (loss) from investment transactions	(572,731)	953,343
Net unrealized appreciation (depreciation) on investments	(2,318,317)	(1,721,563)
Net increase (decrease) in net assets resulting from operations	(2,989,997)	(911,926)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class I	—	—
Advisor Class	—	—
Class B	—	—
Class C	—	—
Class R	—	—
Net realized gain from investment transactions
Class I	—	(748,487)
Advisor Class	—	(197,375)
Class B	—	(13,801)
Class C	—	(170,354)
Class R	—	(1,404)
Return of Capital
Class I	—	—
Advisor Class	—	—
Class B	—	—
Class C	—	—
Total distributions to shareholders	—	(1,131,421)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	1,088,161	1,690,388
Reinvested distributions	—	501,464
Shares repurchased	(1,440,140)	(2,297,136)
Redemption fess received	476	131
Net increase (decrease) from capital share transactions	(351,503)	(105,153)
Net increase (decrease) in net assets	(3,341,500)	(2,148,500)
NET ASSETS:
Beginning of year	11,303,456	13,451,956
End of year	$7,961,956	$11,303,456
Accumulated undistributed net investment income at end of year	$—	$—
*Fund share transactions:
Shares issued	110,438	118,325
Reinvested distributions	—	37,887
Shares redeemed	(135,502)	(168,569)
Net increase (decrease) in fund shares	(25,064)	(12,357)

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

	CLASS I					ADVISOR CLASS
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$9.66	$16.24	$16.07	$12.96	$12.80	$9.45	$16.04	$15.92	$12.87	$12.74
Income from investment operations:
Net investment income (loss)	0.06	— †	(0.09)	(0.07)	(0.09)	0.04	(0.08)	(0.12)	(0.10)	(0.06)
Net gain (loss) on securities (both realized and unrealized)	(3.39)	(0.70)	0.40	3.21	0.39	(3.31)	(0.63)	0.38	3.18	0.33
Redemption fees	— †	—	—	—	—	— †	—	—	—	—
Total from investment operations	(3.33)	(0.70)	0.31	3.14	0.30	(3.27)	(0.71)	0.26	3.08	0.27
Less distributions:
Dividends from net investment income	(0.12)	—	—	—	—	(0.09)	—	—	—	—
Distributions from capital gains	— †	(5.88)	(0.14)	(0.03)	(0.14)	— †	(5.88)	(0.14)	(0.03)	(0.14)
Total distributions	(0.12)	(5.88)	(0.14)	(0.03)	(0.14)	(0.09)	(5.88)	(0.14)	(0.03)	(0.14)
Net asset value, end of year	$6.21	$9.66	$16.24	$16.07	$12.96	$6.09	$9.45	$16.04	$15.92	$12.87
Total return	(34.66%)	(9.16%)	1.96%	24.26%	2.31%	(34.72%)	(9.40%)	1.66%	23.96%	2.08%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$8	$12	$14	$4	$3	$1	$3	$13	$13	$4
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28%	1.53%	1.53%	1.53%	1.53%	1.53%
Ratio of net investment income (loss) to average net assets	0.71%	0.01%	(0.56%)	(0.46%)	(0.66%)	0.42%	(0.52%)	(0.80%)	(0.69%)	(0.88%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.42%	1.91%	1.60%	2.78%	6.66%	2.65%	1.98%	1.86%	2.88%	8.69%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(0.43%)	(0.62%)	(0.88%)	(1.96%)	(6.04%)	(0.70%)	(0.97%)	(1.13%)	(2.04%)	(8.04%)
Portfolio turnover rate	41%	138%	22%	19%	18%	41%	138%	22%	19%	18%

†  Amount represents less than $0.005 per share.
(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$8.82	$15.44	$15.44	$12.58	$12.55
Income from investment operations:
Net investment income (loss)	(0.03)	(0.13)	(0.23)	(0.20)	(0.15)
Net gain (loss) on securities (both realized and unrealized)	(3.08)	(0.61)	0.37	3.09	0.32
Redemption fees	— †	—	—	—	—
Total from investment operations	(3.11)	(0.74)	0.14	2.89	0.17
Less distributions:
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from capital gains	— †	(5.88)	(0.14)	(0.03)	(0.14)
Total distributions	(0.02)	(5.88)	(0.14)	(0.03)	(0.14)
Net asset value, end of year	$5.69	$8.82	$15.44	$15.44	$12.58
Total return	(35.30%)	(10.05%)	0.93%	23.00%	1.31%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$0.11	$0.21	$0.34	$0.31	$0.09
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.28%
Ratio of net investment income (loss) to average net assets	(0.32%)	(1.04%)	(1.55%)	(1.43%)	(1.65%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.40%	2.88%	2.62%	3.59%	8.61%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.44%)	(1.64%)	(1.89%)	(2.74%)	(7.98%)
Portfolio turnover rate	41%	138%	22%	19%	18%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND (continued)

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$8.83	$15.45	$15.45	$12.58	$12.55
Income from investment operations:
Net investment loss	(0.03)	(0.15)	(0.23)	(0.20)	(0.08)
Net gain (loss) on securities (both realized and unrealized)	(3.09)	(0.59)	0.37	3.10	0.25
Redemption fees	— †	—	—	—	—
Total from investment operations	(3.12)	(0.74)	0.14	2.90	0.17
Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from capital gains	— †	(5.88)	(0.14)	(0.03)	(0.14)
Total distributions	(0.01)	(5.88)	(0.14)	(0.03)	(0.14)
Net asset value, end of year	$5.70	$8.83	$15.45	$15.45	$12.58
Total return	(35.37%)	(10.04%)	0.93%	23.08%	1.31%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$1	$2	$5	$6	$4
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(0.36%)	(1.12%)	(1.55%)	(1.45%)	(1.62%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.39%	2.83%	2.62%	3.76%	11.14%
Raito of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.47%)	(1.67%)	(1.89%)	(2.93%)	(10.48%)
Portfolio turnover rate	41%	138%	22%	19%	18%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$10.65	$19.19	$18.70	$15.68	$15.18
Income from investment operations:
Net investment loss	(0.02)	(0.09)	(0.09)	(0.10)	(0.09)
Net gain (loss) on securities (both realized and unrealized)	(3.58)	(2.17)	0.95	3.22	0.60
Redemption fees	— †	—	—	—	—
Total from investment operations	(3.60)	(2.26)	0.86	3.12	0.51
Less distributions:
Dividends from net investment income	(0.07)	—	—	—	—
Distributions from capital gains	— †	(6.28)	(0.37)	(0.10)	(0.01)
Total distributions	(0.07)	(6.28)	(0.37)	(0.10)	(0.01)
Net asset value, end of year	$6.98	$10.65	$19.19	$18.70	$15.68
Total return	(33.80%)	(19.70%)	4.74%	19.96%	3.36%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$6	$10	$16	$9	$7
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.23%)	(0.54%)	(0.52%)	(0.62%)	(0.55%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.42%	1.62%	1.28%	1.32%	1.61%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.37%)	(0.88%)	(0.52%)	(0.66%)	(0.88%)
Portfolio turnover rate	84%	148%	18%	24%	26%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND (continued)

	ADVISOR CLASS					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$10.39	$18.92	$18.49	$15.54	$15.08	$9.69	$18.14	$17.89	$15.15	$14.82
Income from investment operations:
Net investment loss	(0.04)	(0.14)	(0.14)	(0.14)	(0.07)	(0.10)	(0.23)	(0.26)	(0.26)	(0.15)
Net gain (loss) on securities (both realized and unrealized)	(3.49)	(2.11)	0.94	3.19	0.54	(3.24)	(1.94)	0.88	3.10	0.49
Redemption fees	— †	—	—	—	—	— †	—	—	—	—
Total from investment operations	(3.53)	(2.25)	0.80	3.05	0.47	(3.34)	(2.17)	0.62	2.84	0.34
Less distributions:
Dividends from net investment income	(0.03)	—	—	—	—	—	—	—	—	—
Distributions from capital gains	— †	(6.28)	(0.37)	(0.10)	(0.01)	— †	(6.28)	(0.37)	(0.10)	(0.01)
Total distributions	(0.03)	(6.28)	(0.37)	(0.10)	(0.01)	—	(6.28)	(0.37)	(0.10)	(0.01)
Net asset value, end of year	$6.83	$10.39	$18.92	$18.49	$15.54	$6.35	$9.69	$18.14	$17.89	$15.15
Total return	(33.94%)	(19.98%)	4.47%	19.69%	3.11%	(34.47%)	(20.48%)	3.61%	18.80%	2.29%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$8	$28	$216	$181	$121	$0.86	$2	$3	$4	$3
Ratio of expenses to average net assets	1.53%	1.53%	1.53%	1.53%	1.53%	2.28%	2.28%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(0.47%)	(0.83%)	(0.78%)	(0.87%)	(0.87%)	(1.23%)	(1.54%)	(1.54%)	(1.62%)	(1.62%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.60%	1.70%	1.53%	1.57%	1.96%	3.39%	2.61%	2.28%	2.32%	2.65%
Raito of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.54%)	(1.00%)	(0.78%)	(0.91%)	(1.30%)	(2.34%)	(1.87%)	(1.54%)	(1.66%)	(1.99%)
Portfolio turnover rate	84%	148%	18%	24%	26%	84%	148%	18%	24%	26%

†  Amount represents less than $0.005 per share.
(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$9.70	$18.16	$17.89	$15.15	$14.82
Income from investment operations:
Net investment loss	(0.10)	(0.24)	(0.26)	(0.26)	(0.15)
Net gain (loss) on securities (both realized and unrealized)	(3.24)	(1.94)	0.90	3.10	0.49
Redemption fees	— †	—	—	—	—
Total from investment operations	(3.34)	(2.18)	0.64	2.84	0.34
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	— †	(6.28)	(0.37)	(0.10)	(0.01)
Total distributions	—	(6.28)	(0.37)	(0.10)	(0.01)
Net asset value, end of year	$6.36	$9.70	$18.16	$17.89	$15.15
Total return	(34.43%)	(20.51%)	3.72%	18.80%	2.29%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$3	$7	$22	$22	$17
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(1.23%)	(1.54%)	(1.53%)	(1.62%)	(1.62%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.36%	2.55%	2.28%	2.32%	2.67%
Raito of net investment loss to average net assets before contractual expense reimbursement and waivers	(2.31%)	(1.81%)	(1.53%)	(1.66%)	(2.01%)
Portfolio turnover rate	84%	148%	18%	24%	26%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

	CLASS I					ADVISOR CLASS
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$14.27	$17.52	$15.74	$13.90	$14.17	$14.02	$17.32	$15.59	$13.80	$14.08
Income from investment operations:
Net investment income (loss)	— †	(0.06)	—	0.01	0.05	(0.04)	(0.09)	(0.04)	(0.03)	0.03
Net gain (loss) on securties (both realized and unrealized)	(6.04)	1.32	1.78	1.84	(0.27)	(5.91)	1.30	1.77	1.82	(0.28)
Redemption fees	— †	—	—	—	—	— †	—	—	—	—
Total from investment operations	(6.04)	1.26	1.78	1.85	(0.22)	(5.95)	1.21	1.73	1.79	(0.25)
Less distributions:
Dividends from net investment income	— †	—	—	(0.01)	(0.05)	—	—	—	—	(0.03)
Dividends from capital gains	—	(4.51)	—	—	—	—	(4.51)	—	—	—
Total distributions	—	(4.51)	—	(0.01)	(0.05)	—	(4.51)	—	—	(0.03)
Net asset value, end of year	$8.23	$14.27	$17.52	$15.74	$13.90	$8.07	$14.02	$17.32	$15.59	$13.80
Total return	(42.33%)	3.78%	11.31%	13.28%	(1.55%)	(42.44%)	3.50%	11.10%	12.97%	(1.81%)
Ratios/Supplemental Data
Net assets, end of year (in millions)	$26	$24	$24	$43	$40	$1	$3	$1	$2	$1
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28%	1.53%	1.53%	1.53%	1.53%	1.53%
Ratio of net investment income (loss) to average net assets	(0.03%)	(0.36%)	0.01%	0.04%	0.37%	(0.36%)	(0.57%)	(0.23%)	(0.21%)	0.22%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.95%	1.78%	1.58%	1.67%	2.12%	2.18%	2.06%	1.85%	1.90%	2.48%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(0.70%)	(0.86%)	(0.29%)	(0.35%)	(0.47%)	(1.01%)	(1.10%)	(0.54%)	(0.58%)	(0.73%)
Portfolio turnover rate	283%	254%	13%	16%	37%	283%	254%	13%	16%	37%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$13.21	$16.65	$15.10	$13.47	$13.82
Income from investment operations:
Net investment income (loss)	(0.12)	(0.19)	(0.15)	(0.14)	(0.07)
Net gain (loss) on securties (both realized and unrealized)	(5.54)	1.26	1.70	1.77	(0.28)
Redemption fees	— †	—	—	—	—
Total from investment operations	(5.66)	1.07	1.55	1.63	(0.35)
Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from capital gains	—	(4.51)	—	—	—
Total distributions	—	(4.51)	—	—	—
Net asset value, end of year	$7.55	$13.21	$16.65	$15.10	$13.47
Total return	(42.85%)	2.72%	10.27%	12.10%	(2.53%)
Ratios/Supplemental Data
Net assets, end of year (in millions)	$0.17	$0.27	$0.07	$0.05	$0.05
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.28%
Ratio of net investment income (loss) to average net assets	(1.09%)	(1.28%)	(0.97%)	(0.98%)	(0.57%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.94%	2.84%	2.61%	2.68%	3.17%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(1.75%)	(1.84%)	(1.30%)	(1.38%)	(1.46%)
Portfolio turnover rate	283%	254%	13%	16%	37%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND (continued)

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$13.21	$16.65	$15.11	$13.47	$13.82
Income from investment operations:
Net investment income (loss)	(0.12)	(0.22)	(0.15)	(0.14)	(0.01)
Net gain (loss) on securties (both realized and unrealized)	(5.55)	1.29	1.69	1.78	(0.34)
Redemption fees	— †	—	—	—	—
Total from investment operations	(5.67)	1.07	1.54	1.64	(0.35)
Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from capital gains	—	(4.51)	—	—	—
Total distributions	—	(4.51)	—	—	—
Net asset value, end of year	$7.54	$13.21	$16.65	$15.11	$13.47
Total return	(42.92%)	2.72%	10.19%	12.18%	(2.53%)
Ratios/Supplemental Data
Net assets, end of year (in millions)	$0.52	$1	$1	$1	$2
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(1.08%)	(1.34%)	(0.97%)	(0.97%)	(0.50%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.93%	2.78%	2.61%	2.72%	3.23%
Raito of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.73%)	(1.84%)	(1.29%)	(1.41%)	(1.45%)
Portfolio turnover rate	283%	254%	13%	16%	37%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BALANCED FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$11.75	$13.98	$13.04	$12.19	$11.37
Income from investment operations:
Net investment income	0.33	0.42	0.38	0.39	0.41
Net gain (loss) on securities (both realized and unrealized)	(3.10)	0.33	1.10	0.86	0.82
Redemption fees	0.01	—	—	—	—
Total from investment operations	(2.76)	0.75	1.48	1.25	1.23
Less distributions:
Dividends from net investment income	(0.26)	(0.41)	(0.38)	(0.40)	(0.41)
Distributions from capital gains	(0.17)	(2.57)	(0.16)	—	—
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.47)	(2.98)	(0.54)	(0.40)	(0.41)
Net asset value, end of year	$8.52	$11.75	$13.98	$13.04	$12.19
Total return	(24.13%)	4.75%	11.47%	10.42%	10.97%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$31	$41	$47	$52	$47
Ratio of expenses to average net assets	1.07%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	3.24%	3.00%	2.76%	3.06%	3.49%
Ratio of expenses to average net assets before contractual and voluntary expense reimbursement and waivers	1.58%	1.41%	1.25%	1.45%	1.87%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.73%	2.67%	2.59%	2.69%	2.70%
Portfolio turnover rate	32%	110%	28%	18%	27%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BALANCED FUND (continued)

	ADVISOR CLASS					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$12.27	$14.48	$13.48	$12.58	$11.69	$12.06	$14.28	$13.30	$12.42	$11.56
Income from investment operations:
Net investment income	0.32	0.39	0.36	0.37	0.35	0.24	0.28	0.25	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(3.23)	0.34	1.13	0.89	0.89	(3.18)	0.33	1.12	0.90	0.86
Redemption fees	0.01	—	—	—	—	0.01	—	—	—	—
Total from investment operations	(2.90)	0.73	1.49	1.26	1.24	(2.93)	0.61	1.37	1.16	1.13
Less distributions:
Dividends from net investment income	(0.25)	(0.37)	(0.33)	(0.36)	(0.35)	(0.18)	(0.26)	(0.23)	(0.28)	(0.27)
Distributions from capital gains	(0.17)	(2.57)	(0.16)	—	—	(0.17)	(2.57)	(0.16)	—	—
Return of capital	(0.03)	—	—	—	—	(0.02)	—	—	—	—
Total distributions	(0.45)	(2.94)	(0.49)	(0.36)	(0.35)	(0.37)	(2.83)	(0.39)	(0.28)	(0.27)
Net asset value, end of year	$8.92	$12.27	$14.48	$13.48	$12.58	$8.76	$12.06	$14.28	$13.30	$12.42
Total return	(24.28%)	4.45%	11.19%	10.18%	10.72%	(24.87%)	3.65%	10.38%	9.40%	9.83%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$19	$22	$24	$13	$7	$1	$2	$2	$1	$0.81
Ratio of expenses to average net assets	1.32%	1.33%	1.33%	1.33%	1.33%	2.07%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	3.03%	2.75%	2.52%	2.82%	3.15%	2.25%	2.00%	1.77%	2.06%	2.40%
Ratio of expenses to average net assets before contractual and voluntary expense reimbursement and waivers	1.84%	1.66%	1.51%	1.69%	2.25%	2.58%	2.41%	2.26%	2.44%	2.98%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.50%	2.42%	2.34%	2.46%	2.23%	1.74%	1.67%	1.59%	1.70%	1.50%
Portfolio turnover rate	32%	110%	28%	18%	27%	32%	110%	28%	18%	27%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$12.06	$14.29	$13.32	$12.44	$11.57
Income from investment operations:
Net investment income	0.23	0.28	0.25	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(3.17)	0.33	1.12	0.89	0.87
Redemption fees	0.01	—	—	—	—
Total from investment operations	(2.93)	0.61	1.37	1.15	1.14
Less distributions:
Dividends from net investment income	(0.18)	(0.27)	(0.24)	(0.27)	(0.27)
Distributions from capital gains	(0.17)	(2.57)	(0.16)	—	—
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.37)	(2.84)	(0.40)	(0.27)	(0.27)
Net asset value, end of year	$8.76	$12.06	$14.29	$13.32	$12.44
Total return	(24.83%)	3.60%	10.37%	9.36%	9.89%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$15	$16	$15	$10	$7
Ratio of expenses to average net assets	2.07%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	2.23%	2.01%	1.77%	2.07%	2.36%
Ratio of expenses to average net assets before contractual and voluntary expense reimbursement and waivers	2.59%	2.42%	2.26%	2.45%	3.06%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	1.71%	1.67%	1.59%	1.70%	1.38%
Portfolio turnover rate	32%	110%	28%	18%	27%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND

	CLASS I					ADVISOR CLASS
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$8.52	$9.10	$9.15	$9.13	$9.23	$9.16	$9.71	$9.77	$9.76	$9.86
Income from investment operations:
Net investment income	0.35	0.39	0.49	0.45	0.29	0.35	0.42	0.50	0.43	0.28
Net gain (loss) on securities (both realized unrealized)	(0.42)	0.03	0.05	0.12	(0.06)	(0.44)	—	0.05	0.16	(0.06)
Redemption fees	— †	—	—	—	—	— †	—	—	—	—
Total from investment operations	(0.07)	0.42	0.54	0.57	0.23	(0.09)	0.42	0.55	0.59	0.22
Less distributions:
Dividends from net investment income	(0.34)	(0.42)	(0.49)	(0.45)	(0.29)	(0.32)	(0.39)	(0.51)	(0.48)	(0.28)
Distributions from capital gains	—	(0.58)	(0.10)	(0.10)	(0.04)	—	(0.58)	(0.10)	(0.10)	(0.04)
Total distributions	(0.34)	(1.00)	(0.59)	(0.55)	(0.33)	(0.32)	(0.97)	(0.61)	(0.58)	(0.32)
Net asset value, end of year	$8.11	$8.52	$9.10	$9.15	$9.13	$8.75	$9.16	$9.71	$9.77	$9.76
Total return	(0.74%)	4.78%	6.11%	6.47%	2.54%	(0.93%)	4.48%	5.87%	6.22%	2.27%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$22	$22	$13	$13	$12	$2	$2	$4	$8	$22
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.08%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	4.27%	4.46%	5.44%	4.95%	3.18%	4.02%	4.40%	5.18%	4.41%	2.90%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.89%	1.94%	1.72%	1.79%	2.09%	2.14%	2.19%	1.97%	2.09%	2.32%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	3.46%	3.60%	4.80%	4.24%	2.17%	3.21%	3.53%	4.54%	3.65%	1.91%
Portfolio turnover rate	39%	102%	10%	28%	47%	39%	102%	10%	28%	47%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$9.03	$9.59	$9.64	$9.61	$9.71
Income from investment operations:
Net investment income	0.28	0.34	0.42	0.37	0.21
Net gain (loss) on securities (both realized unrealized)	(0.44)	—	0.05	0.14	(0.06)
Redemption fees	— †	—	—	—	—
Total from investment operations	(0.16)	0.34	0.47	0.51	0.15
Less distributions:
Dividends from net investment income	(0.25)	(0.32)	(0.42)	(0.38)	(0.21)
Distributions from capital gains	—	(0.58)	(0.10)	(0.10)	(0.04)
Total distributions	(0.25)	(0.90)	(0.52)	(0.48)	(0.25)
Net asset value, end of year	$8.62	$9.03	$9.59	$9.64	$9.61
Total return	(1.69%)	3.67%	5.05%	5.46%	1.54%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$1	$2	$2	$2	$2
Ratio of expenses to average net assets	2.08%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	3.26%	3.60%	4.44%	3.93%	2.18%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.89%	2.95%	2.72%	2.79%	3.11%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.45%	2.73%	3.80%	3.22%	1.15%
Portfolio turnover rate	39%	102%	10%	28%	47%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND (continued)

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$8.89	$9.44	$9.50	$9.49	$9.60
Income from investment operations:
Net investment income	0.28	0.33	0.41	0.35	0.21
Net gain (loss) on securities (both realized unrealized)	(0.43)	0.01	0.05	0.15	(0.07)
Redemption fees	— †	—	—	—	—
Total from investment operations	(0.15)	0.34	0.46	0.50	0.14
Less distributions:
Dividends from net investment income	(0.26)	(0.31)	(0.42)	(0.39)	(0.21)
Distributions from capital gains	—	(0.58)	(0.10)	(0.10)	(0.04)
Total distributions	(0.26)	(0.89)	(0.52)	(0.49)	(0.25)
Net asset value, end of year	$8.48	$8.89	$9.44	$9.50	$9.49
Total return	(1.70%)	3.75%	5.06%	5.46%	1.44%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$1	$1	$2	$4	$9
Ratio of expenses to average net assets	2.08%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	3.26%	3.63%	4.42%	3.76%	2.18%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.89%	2.95%	2.72%	2.84%	3.10%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.45%	2.76%	3.78%	3.00%	1.16%
Portfolio turnover rate	39%	102%	10%	28%	47%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE & TECHNOLOGY FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$11.96	$14.01	$14.34	$11.73	$12.49
Income from investment operations:
Net investment loss	(0.09)	(0.12)	(0.09)	(0.09)	(0.09)
Net gain (loss) on securities (both realized and unrealized)	(3.22)	(0.78)	0.53	3.23	(0.65)
Redemption fees	— †	—	—	—	—
Total from investment operations	(3.31)	(0.90)	0.44	3.14	(0.74)
Less distributions:
Distributions from capital gains	—	(1.15)	(0.77)	(0.53)	(0.02)
Total distributions	—	(1.15)	(0.77)	(0.53)	(0.02)
Net asset value, end of year	$8.65	$11.96	$14.01	$14.34	$11.73
Total return	(27.68%)	(7.36%)	3.56%	27.52%	(5.93%)
Ratios/Supplemental Data
Net assets, end of year (in millions)	$6	$8	$9	$5	$4
Ratio of expenses to average net assets	1.50%	1.42%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.83%)	(0.84%)	(0.63%)	(0.66%)	(0.65%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.96%	2.34%	2.35%	4.91%	8.38%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(2.29%)	(1.76%)	(1.70%)	(4.29%)	(7.75%)
Portfolio turnover rate	49%	57%	39%	44%	48%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE & TECHNOLOGY FUND

  (continued)

	ADVISOR CLASS					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$11.75	$13.82	$14.18	$11.64	$12.42	$11.11	$13.21	$13.70	$11.34	$12.19
Income from investment operations:
Net investment loss	(0.11)	(0.15)	(0.12)	(0.12)	(0.07)	(0.19)	(0.25)	(0.21)	(0.21)	(0.14)
Net gain (loss) on securities (both realized and unrealized)	(3.16)	(0.77)	0.53	3.19	(0.69)	(2.96)	(0.70)	0.49	3.10	(0.69)
Redemption fees	— †	—	—	—	—	— †	—	—	—	—
Total from investment operations	(3.27)	(0.92)	0.41	3.07	(0.76)	(3.15)	(0.95)	0.28	2.89	(0.83)
Less distributions:
Distributions from capital gains	—	(1.15)	(0.77)	(0.53)	(0.02)	—	(1.15)	(0.77)	(0.53)	(0.02)
Total distributions	—	(1.15)	(0.77)	(0.53)	(0.02)	—	(1.15)	(0.77)	(0.53)	(0.02)
Net asset value, end of year	$8.48	$11.75	$13.82	$14.18	$11.64	$7.96	$11.11	$13.21	$13.70	$11.34
Total return	(27.83%)	(7.61%)	3.38%	27.13%	(6.13%)	(28.35%)	(8.20%)	2.53%	26.24%	(6.82%)
Ratios/Supplemental Data
Net assets, end of year (in millions)	$1	$2	$2	$2	$0.95	$0.04	$0.11	$0.09	$0.14	$0.35
Ratio of expenses to average net assets	1.75%	1.67%	1.53%	1.53%	1.53%	2.50%	2.42%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(1.08%)	(1.08%)	(0.88%)	(0.91%)	(0.86%)	(1.86%)	(1.85%)	(1.63%)	(1.67%)	(1.63%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.23%	2.57%	2.59%	5.01%	11.70%	3.90%	3.38%	3.28%	6.18%	11.76%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(2.56%)	(1.98%)	(1.94%)	(4.39%)	(11.03%)	(3.26%)	(2.81%)	(2.63%)	(5.57%)	(11.11%)
Portfolio turnover rate	49%	57%	39%	44%	48%	49%	57%	39%	44%	48%

†  Amount represents less than $0.005 per share.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year	2009 (a)	2008 (a)	2007 (a)	2006 (a)	2005
Net asset value, beginning of year	$11.11	$13.22	$13.71	$11.34	$12.19
Income from investment operations:
Net investment loss	(0.18)	(0.25)	(0.21)	(0.21)	(0.16)
Net gain (loss) on securities (both realized and unrealized)	(2.97)	(0.71)	0.49	3.11	(0.67)
Redemption fees	— †	—	—	—	—
Total from investment operations	(3.15)	(0.96)	0.28	2.90	(0.83)
Less distributions:
Distributions from capital gains	—	(1.15)	(0.77)	(0.53)	(0.02)
Total distributions	—	(1.15)	(0.77)	(0.53)	(0.02)
Net asset value, end of year	$7.96	$11.11	$13.22	$13.71	$11.34
Total return	(28.35%)	(8.27%)	2.53%	26.33%	6.82%
Ratios/Supplemental Data
Net assets, end of year (in millions)	$1	$2	$2	$1	$0.54
Ratio of expenses to average net assets	2.50%	2.42%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(1.84%)	(1.84%)	(1.63%)	(1.66%)	(1.65%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.94%	3.34%	3.34%	5.69%	10.91%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(3.28%)	(2.76%)	(2.69%)	(5.07%)	(10.28%)
Portfolio turnover rate	49%	57%	39%	44%	48%

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The AFBA 5Star Funds (formerly known as AFBA 5Star Fund, Inc., a Maryland corporation) (the "Trust"), a Delaware statutory trust (refer to Note 10), is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment management company with the following series: AFBA 5Star Mid Cap Value Fund ("Mid Cap Value Fund"), AFBA 5Star Small Cap Fund ("Small Cap Fund"), AFBA 5Star Large Cap Growth Fund ("Large Cap Growth Fund"), AFBA 5Star Balanced Fund ("Balanced Fund"), AFBA 5Star Total Return Bond Fund ("Total Return Bond Fund") and AFBA 5Star Science & Technology Fund ("Science & Technology Fund"). Each series, may offer shares of beneficial interest and in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds." Each Fund offers four classes of shares; Advisor Class, Class B, Class C and Class I. Shares of all classes of a Fund represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services provided to them. All of the AFBA 5Star Funds are diversified.

Effective April 1, 2008, the Funds' Class R Shares closed to new investment, including additional purchases by current shareholders. All shares of the Class R Shares outstanding at the close of business on April 1, 2008 were automatically converted into Class A Shares of the same Fund (the "Transaction"), with an aggregate net asset value equal to the aggregate net asset value of the Class R Shares so converted. Any applicable sales charges attributable to the Class A Shares were waived for those shares acquired in connection with the Transaction.

It was anticipated that the Transaction would not have a material adverse effect on the holders of either the Class A Shares or Class R Shares. Accordingly, the conversion of Class R Shares into Class A Shares of the same Fund was tax-free to the holders of the Class R Shares for federal income tax purposes.

Effective July 21, 2008, investors are no longer subject to a sales charge (load) on purchases of Class A Shares. Prior to July 21, 2008, investors who purchased Class A Shares were subject to an initial sales charge (load), or, with respect to purchases of $1 million or more for which the initial sales charge was waived, a contingent deferred sales charge (a "CDSC") of 1.00% for shares that are redeemed within the first year of purchase. In addition, "Class A Shares" were renamed "Advisor Class Shares." The maximum initial sales charge was 5.50% (3.75% for the Total Return Bond Fund).

The maximum CDSC for Class B Shares is as follows: Mid Cap Value Fund, Small Cap Fund, Large Cap Growth Fund, Balanced Fund and Science & Technology Fund - 4.75%: Total Return Bond Fund - 4.00%. The maximum CDSC for Class C Shares across all of the Funds is 1.00%. Class I has no associated CDSC fees.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. ("GAAP").

A. Investment Valuation – Equity securities owned by a Fund are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, the Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are not readily available, or the price is not considered representative of market value, any security or other asset is valued at its fair value determined in good faith by the Trust's Valuation Committee under procedures adopted by the Trust's Board of Trustees.

On September 20, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements," which became effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Funds adopted FAS 157 as of the commencement of investment operations on April 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

A summary of the fair value hierarchy for each Fund is included at the end of each Fund's Schedule of Investments.

B. Federal and State Taxes – It is the Funds' policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute timely all of their net investment taxable income and net capital gains to shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

C. Options – In order to produce incremental earnings and protect gains, the Funds may write covered call options on Fund securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written as of and during the year ended March 31, 2009.

D. Expenses – The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund or class are charged to that Fund or class. Legal, Audit and Trustee expenses are allocated equally among the Funds, all other expenses are allocated among the Trust's respective series based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative share value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

E. Investment Transactions and Investment Income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of market discount and amortization of premium on debt securities, is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for, in accordance with, the Funds' understanding of the applicable country's tax rules and rates. Distributions from partnerships are recorded on the ex-date and reflected as dividend income on the statement of operations.

F. Dividends and Distribution to Shareholders – Dividends from the Balanced Fund's net investment income, if any, are declared and paid quarterly. Dividends from the Total Return Bond Fund's net investment income, if any, are declared and paid monthly. Dividends from the Mid Cap Value, Small Cap, Large Cap Growth and Science & Technology Funds' net investment income, if any, are declared and paid semi-annually. Net realized gains on Fund securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date. Distributions of net investment income are determined on a class level and realized gains are determined on a Fund level.

G. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

H. Indemnification Arrangements – In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Trust in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

I. New Accounting Standards – In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161") was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact of the Funds' financial statement disclosures, if any, is currently being assessed.

In September 2008, Financial Accounting Standards Board ("FASB") Staff Position 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" ("Amendment") was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The amendment requires enhanced disclosures regarding sellers of credit derivatives, including, but not limited to, credit default swaps, credit spread options, credit index products and investments with embedded credit derivatives. Management is currently evaluating the impact, if any, the adoption of the Amendment will have on the Funds' financial statement disclosures.

3. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, that may be divided into separate series and classes.

With limited exceptions, a 2% fee is assessed on redemptions of Fund shares held less than 60 days to deter short-term trading and protect the interest of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of Fund shares. The fees are paid to the Fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Transactions in the capital shares of the Funds were as follows:

	Mid Cap Value Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class I:	Shares	Amount	Shares	Amount
Shares issued	63,625	$503,985	44,136	$608,918
Shares reinvested	3,640	26,539	379,233	4,522,715
Shares redeemed	(63,718)	(544,277)	(37,975)	(548,252)
Net increase (decrease)	3,547	$(13,753)	385,394	$4,583,381
Advisor Class:	Shares	Amount	Shares	Amount
Shares issued	97,515	$807,392	68,503	$880,091
Shares reinvested	2,762	19,891	134,729	1,579,808
Shares redeemed	(195,579)	(1,473,795)	(739,165)	(11,503,839)
Net decrease	(95,302)	$(646,512)	(535,933)	$(9,043,940)
Class B:	Shares	Amount	Shares	Amount
Shares issued	766	$5,901	543	$5,655
Shares reinvested	50	358	9,065	98,579
Shares redeemed	(5,306)	(38,490)	(7,842)	(86,928)
Net increase (decrease)	(4,490)	$(32,231)	1,766	$17,306
Class C:	Shares	Amount	Shares	Amount
Shares issued	24,364	$157,094	22,395	$357,813
Shares reinvested	223	1,729	126,201	1,377,758
Shares redeemed	(99,698)	(838,637)	(244,154)	(3,297,782)
Net decrease	(75,111)	$(679,814)	(95,558)	$(1,562,211)
Class R:	Shares	Amount	Shares	Amount
Shares issued	—	—	58	$677
Shares reinvested	—	—	477	5,429
Shares redeemed*	(1,336)	$(12,759)	(63)	(668)
Net increase (decrease)	(1,336)	$(12,759)	472	$5,438

NOTES TO FINANCIAL STATEMENTS (continued)

	Small Cap Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class I:	Shares	Amount	Shares	Amount
Shares issued	56,490	$543,816	109,015	$1,578,823
Shares reinvested	2,568	18,964	293,024	4,306,445
Shares redeemed	(123,659)	(1,230,241)	(260,766)	(4,236,765)
Net increase (decrease)	(64,601)	$(667,461)	141,273	$1,648,503
Advisor Class:	Shares	Amount	Shares	Amount
Shares issued	141,174	$1,298,544	472,893	$8,105,359
Shares reinvested	6,561	47,660	1,629,309	25,026,277
Shares redeemed	(1,560,439)	(14,447,136)	(10,862,635)	(198,282,674)
Net decrease	(1,412,704)	$(13,100,932)	(8,760,433)	$(165,151,038)
Class B:	Shares	Amount	Shares	Amount
Shares issued	830	$7,317	2,568	$45,111
Shares reinvested	8	81	70,593	963,560
Shares redeemed	(54,924)	(477,320)	(57,809)	(870,289)
Net increase (decrease)	(54,086)	$(469,922)	15,352	$138,382
Class C:	Shares	Amount	Shares	Amount
Shares issued	13,768	$125,415	32,977	$516,512
Shares reinvested	30	283	377,531	5,213,646
Shares redeemed	(332,754)	(2,877,700)	(903,236)	(13,543,736)
Net decrease	(318,956)	$(2,752,002)	(492,728)	$(7,813,578)
Class R:	Shares	Amount	Shares	Amount
Shares issued	—	—	952	$12,812
Shares reinvested	—	—	792	11,311
Shares redeemed*	(2,641)	$(27,769)	(571)	(7,319)
Net increase (decrease)	(2,641)	$(27,769)	1,173	$16,804
	Large Cap Growth Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class I:	Shares	Amount	Shares	Amount
Shares issued	81,220	$951,188	94,903	$1,595,350
Shares reinvested	4	35	328,140	5,560,134
Shares merged	1,600,997	22,302,078	—	—
Shares redeemed	(225,940)	(3,679,944)	(144,059)	(2,344,854)
Net increase	1,456,281	$19,573,357	278,984	$4,810,630
Advisor Class:	Shares	Amount	Shares	Amount
Shares issued	13,495	$180,410	140,012	$2,297,317
Shares reinvested	—	—	18,666	310,478
Shares merged	53,277	728,830	—	—
Shares redeemed	(127,327)	(1,641,513)	(54,761)	(844,267)
Net increase (decrease)	(60,555)	$(732,273)	103,917	$1,763,528
	Large Cap Growth Fund (continued)
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class B:	Shares	Amount	Shares	Amount
Shares issued	1,298	$10,999	14,852	$230,111
Shares reinvested	—	—	1,556	24,397
Shares merged	4,507	57,966	—	—
Shares redeemed	(3,982)	(49,369)	(364)	(6,258)
Net increase	1,823	$19,596	16,044	$148,250
Class C:	Shares	Amount	Shares	Amount
Shares issued	7,692	$87,346	25,722	$398,094
Shares reinvested	—	—	15,174	239,213
Shares merged	32,347	415,976	—	—
Shares redeemed*	(44,020)	(483,123)	(28,189)	(445,965)
Net increase (decrease)	(3,981)	$20,199	12,707	$191,342
Class R:	Shares	Amount	Shares	Amount
Shares reinvested	—	—	200	$3,246
Shares redeemed*	(899)	$(12,575)	—	—
Net increase (decrease)	(899)	$(12,575)	200	$3,246
	Balanced Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class I:	Shares	Amount	Shares	Amount
Shares issued	244,787	$2,454,845	111,856	$1,523,301
Shares reinvested	35,138	360,281	160,371	2,052,639
Shares redeemed	(133,724)	(1,318,506)	(153,949)	(2,210,309)
Net increase	146,201	$1,496,620	118,278	$1,365,631
Advisor Class:	Shares	Amount	Shares	Amount
Shares issued	1,389,385	$14,711,352	720,655	$9,918,357
Shares reinvested	67,996	730,158	285,123	3,721,870
Shares redeemed	(1,110,982)	(11,284,933)	(912,652)	(13,293,984)
Net increase	346,399	$4,156,577	93,126	$346,243
Class B:	Shares	Amount	Shares	Amount
Shares issued	2,035	$21,416	6,311	$85,043
Shares reinvested	4,219	45,443	24,100	308,246
Shares redeemed	(22,104)	(210,400)	(23,260)	(335,710)
Net increase (decrease)	(15,850)	$(143,541)	7,151	$57,579
Class C:	Shares	Amount	Shares	Amount
Shares issued	754,540	$7,506,307	374,064	$5,156,182
Shares reinvested	45,369	483,346	236,935	3,029,910
Shares redeemed	(441,678)	(4,639,153)	(289,291)	(4,023,928)
Net increase	358,231	$3,350,500	321,708	$4,162,164
Class R:	Shares	Amount	Shares	Amount
Shares issued	—	—	—	$1
Shares reinvested	—	—	238	2,916
Shares redeemed*	(1,211)	$(14,188)	—	—
Net increase (decrease)	(1,211)	$(14,188)	238	$2,917

	Total Return Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class I:	Shares	Amount	Shares	Amount
Shares issued	207,467	$1,692,206	1,156,791	$9,814,736
Shares reinvested	15,633	127,249	102,728	880,602
Shares redeemed	(81,311)	(660,764)	(137,037)	(1,197,141)
Net increase	141,789	$1,158,691	1,122,482	$9,498,197
Advisor Class:	Shares	Amount	Shares	Amount
Shares issued	138,776	$1,216,189	49,080	$462,599
Shares reinvested	6,037	52,988	24,241	226,818
Shares redeemed	(131,498)	(1,163,488)	(264,774)	(2,504,368)
Net increase (decrease)	13,315	$105,689	(191,453)	$(1,814,951)
Class B:	Shares	Amount	Shares	Amount
Shares issued	5,753	$48,861	1,024	$10,038
Shares reinvested	2,681	23,198	11,928	109,720
Shares redeemed	(40,026)	(351,037)	(55,409)	(520,737)
Net decrease	(31,592)	$(278,978)	(42,457)	$(400,979)
Class C:	Shares	Amount	Shares	Amount
Shares issued	33,561	$282,586	18,557	$170,003
Shares reinvested	3,152	26,821	13,569	123,105
Shares redeemed	(49,219)	(417,644)	(91,701)	(847,744)
Net decrease	(12,506)	$(108,237)	(59,575)	$(554,636)
Class R:	Shares	Amount	Shares	Amount
Shares reinvested	—	—	149	$1,273
Shares redeemed*	(1,432)	$(11,914)	—	—
Net increase (decrease)	(1,432)	$(11,914)	149	$1,273
	Science & Technology Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class I:	Shares	Amount	Shares	Amount
Shares issued	19,058	$205,393	52,198	$741,315
Shares reinvested	—	—	12,193	165,995
Shares redeemed	(42,639)	(495,277)	(41,824)	(595,463)
Net increase (decrease)	(23,581)	$(289,884)	22,567	$311,847
Advisor Class:	Shares	Amount	Shares	Amount
Shares issued	80,394	$770,665	39,273	$573,150
Shares reinvested	—	—	12,611	169,288
Shares redeemed	(53,818)	(551,516)	(94,537)	(1,304,355)
Net increase (decrease)	26,576	$219,149	(42,653)	$(561,917)
Class B:	Shares	Amount	Shares	Amount
Shares issued	—	—	5,821	$84,078
Shares reinvested	—	—	1,094	13,802
Shares redeemed	(4,399)	$(39,035)	(4,045)	(45,132)
Net increase (decrease)	(4,399)	$(39,035)	2,870	$52,748
	Science & Technology Fund (continued)
	Year Ended March 31, 2009		Year Ended March 31, 2008
Class C:	Shares	Amount	Shares	Amount
Shares issued	10,986	$112,103	20,885	$289,762
Shares reinvested	—	—	11,883	150,975
Shares redeemed	(33,506)	(340,728)	(27,966)	(349,898)
Net increase (decrease)	(22,520)	$(228,625)	4,802	$90,839
Class R:	Shares	Amount	Shares	Amount
Shares issued	—	—	148	$2,214
Shares reinvested	—	—	106	1,404
Shares redeemed*	(1,140)	$(13,584)	(197)	(2,288)
Net increase (decrease)	(1,140)	$(13,584)	57	$1,330

* As of April 1, 2008, Class R shares and dollars, as presented above, were converted to the Advisor Class (fka Class A) at the following rates:

	Shares	Dollars
Mid Cap Value	1,313	12,759
Small Cap	2,597	27,769
Large Cap Growth	876	12,575
Balanced	1,140	14,188
Total Return Bond	1,306	11,914
Science & Technology	1,124	13,584

4. Agreements and other Transactions with Affiliates:

Management fees are paid to AFBA 5Star Investment Management Company ("AFBA" or "Advisor") at the rate of 0.80% per annum of the average daily net asset values of the Funds and are reflected on the Statement of Operations. AFBA pays each sub-advisor 0.33% of the assets they manage, with the exception of Financial Counselors, Inc. which receives 0.27% of the assets it manages. For the period April 1, 2008 through March 31, 2009, each sub-advisor received the following fees paid:

Bjurman, Barry & Associates Small Cap Fund	$21,662
Dreman Value Management, LLC Mid Cap Value Fund	$49,051
Financial Counselors, Inc. Balanced Fund	$76,916
Total Return Bond Fund	69,886
Marvin & Palmer Associates, Inc. Large Cap Growth Fund	$135,724
The London Company Balanced Fund	$152,152
Small Cap Fund	26,165
TrendStar Advisors, LLC Science & Technology Fund	$32,213
Small Cap Fund	53,132

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2009, AFBA had contractually agreed to pay, for all classes, certain expenses of the Balanced and Total Return Bond Funds such that the total annual operating expenses of a Fund would not exceed 1.08% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter. AFBA has also voluntarily agreed to limit fees and/or pay expenses in amounts necessary to limit the total annual fund operating expenses of the Balanced Fund to 0.99% (from 1.08%) effective as of February 2, 2009. AFBA may terminate this voluntary arrangement at any time. In addition, AFBA had contractually agreed to pay certain expenses of the Small Cap and Mid Cap Value Funds such that the total annual operating expenses would not exceed 1.28% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter. Also, AFBA had contractually agreed to pay certain expenses of the Science & Technology Fund such that the total annual operating expense would not exceed 1.50% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter. Lastly, AFBA had contractually agreed to pay certain expenses of the Large Cap Growth Fund such that the total annual operating expenses will not exceed 1.28% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of the Fund's average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter.

When a Fund's assets grow to a point where fee waivers and/or expense reimbursements are no longer necessary to meet the expense limitation target, AFBA may seek to recoup amounts it contractually waived or expenses that it paid. AFBA will only seek to recoup such amounts if total fund operating expenses plus the amounts recouped do not exceed the expense limitation target. AFBA shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid. Each Fund has agreed to reimburse the Advisor on a monthly basis such waived fees and expenses. The table below indicates the total amount of fees waived and/or expenses borne by AFBA during the last three years ended March 31, 2009 and is therefore currently eligible for recoupment by AFBA assuming that the total fund operating expenses are low enough so that when added to total recoupment amounts they do not exceed the expense limitation target:

Mid Cap Value Fund	$410,549
Small Cap Fund	599,179
Large Cap Growth Fund	456,847
Balanced Fund	810,353
Total Return Bond Fund	543,295
Science & Technology Fund	358,885

The table below indicates the amount of advisory fees waived for the year ended March 31, 2009:

Mid Cap Value Fund	$118,911
Small Cap Fund	244,749
Large Cap Growth Fund	215,497
Balanced Fund	387,497
Total Return Bond Fund	207,071
Science & Technology Fund	78,092

In addition, for the year ended March 31, 2009, AFBA has reimbursed Mid Cap Value Fund, Small Cap Fund, Total Return Bond Fund, and the Science & Technology Fund for expenses in the amounts of $49,356, $89,177, $3,056 and $64,382, respectively.

The table below indicates the recoupment amounts expired for the year ended March 31, 2009:

Mid Cap Value Fund	$132,040
Small Cap Fund	1,019
Large Cap Growth Fund	93,749
Balanced Fund	178,367
Total Return Bond Fund	189,800
Science & Technology Fund	53,123

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws. From time to time, PNC may waive all or a portion of its fees. For the year ended March 31, 2009, no fees were waived.

PNC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Trust. From time to time, PNC may waive all or a portion of its fees. For the year ended March 31, 2009, no fees were waived.

PFPC Trust Company serves as the custody agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a custodian agreement.

At March 31, 2009, Armed Forces Benefit Association, the parent company of AFBA, held the following percentage of ownership in the Funds.

Fund	Percentage of Ownership
Mid Cap Value	63.04%
Small Cap	22.46%
Large Cap Growth	69.40%
Balanced	35.78%
Total Return Bond	67.42%
Science & Technology	54.93%

Certain officers and directors of AFBA and its parent are also officers and trustees of the Trust.

The Funds have adopted a Shareholder Service Plan and Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of each Fund's average daily net assets for Advisor Class shares and up to 1.00% of each Fund's average daily net assets for Class B and C shares.

The table below indicates these expenses by specific classes for the year ended March 31, 2009:

	12b-1 Fees
Fund	Class B	Class C
Mid Cap Value	$1,312	$12,094
Small Cap	9,872	34,096
Large Cap Growth	1,748	5,787
Balanced	10,681	113,342
Total Return Bond	10,416	9,659
Science & Technology	615	9,796

	Shareholder Service Fees
Fund	Advisor Class	Class B	Class C
Mid Cap Value	$5,833	$437	$4,031
Small Cap	41,258	3,291	11,365
Large Cap Growth	4,054	583	1,929
Balanced	53,684	3,560	37,781
Total Return Bond	4,936	3,472	3,219
Science & Technology	3,640	205	3,266

5. Investment Transactions:

Investment transactions for the year ended March 31, 2009 (excluding maturities of short-term commercial notes, repurchase agreements, and U.S. government securities) were as follows:

Mid Cap Value Fund
Purchases	$5,732,113
Proceeds from sales	6,425,964
Small Cap Fund
Purchases	$25,731,966
Proceeds from sales	41,775,888
Large Cap Growth Fund
Purchases	$86,582,009
Proceeds from sales	88,720,051
Balanced Fund
Purchases	$26,345,849
Proceeds from sales	14,756,223
Total Return Bond Fund
Purchases	$7,825,537
Proceeds from sales	552,033
Science & Technology Fund
Purchases	$4,712,010
Proceeds from sales	4,825,748

Investment transactions for the year ended March 31, 2009 of U.S. government securities were as follows:

Balanced Fund
Purchases	$5,475,097
Proceeds from sales	9,036,939
Total Return Bond Fund
Purchases	$2,829,553
Proceeds from sales	9,369,595

6. Federal Income Tax Information:

No provision for federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2009, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005.

Distributions during the years ended March 31, 2009 and March 31, 2008 were characterized as follows for tax purposes:

	Ordinary Income	Long-Term Capital Gains	Return of Capital
Mid Cap Value
2009	$177,792	$63	$—
2008	1,640,531	7,093,914	—
Small Cap
2009	116,048	1,822	—
2008	2,073,256	35,883,523	—
Large Cap Growth
2009	122	7	—
2008	—	6,926,664	—
Balanced
2009	2,392,955	495,704	243,198
2008	4,279,003	13,282,752	—
Total Return Bond
2009	1,037,660	—	—
2008	933,772	1,193,162	—
Science & Technology
2009	—	—	—
2008	55,679	1,075,742	—

The tax character of net assets at March 31, 2009 were as follows:

Fund	Unrealized Appreciation	Unrealized Depreciation	Undistributed Ordinary Income
Mid Cap Value	$107,444	$(6,544,799)	$—
Small Cap	810,503	(8,037,362)	—
Large Cap Growth	1,197,086	(2,114,866)	—
Balanced	2,085,319	(14,751,193)	—
Total Return Bond	1,085,297	(1,949,020)	63,549
Science & Technology	385,657	(2,651,090)	—
Fund	Undistributed/ Accumulated Capital Gain/(Loss)*	Paid-in Capital	Net Assets
Mid Cap Value	$(3,798,408)	$20,467,498	$10,231,735
Small Cap	(17,876,045)	43,215,752	18,112,848
Large Cap Growth	(20,521,004)	48,866,239	27,427,455
Balanced	(9,094,595)	87,890,655	66,130,186
Total Return Bond	(4,101)	27,511,462	26,707,187
Science & Technology	(668,932)	10,896,321	7,961,956

* Excludes the effect of post-October capital loss deferral listed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2009, the following Funds deferred capital losses:

Fund	Post October Capital Loss
Mid Cap Value	$2,249,792
Small Cap	5,361,588
Large Cap Growth	9,871,157
Balanced	3,994,682
Science & Technology	443,765

Further, the Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. For federal income tax purposes, the Funds' capital loss carryovers and their expiration dates as of March 31, 2009 were as follows:

Fund	2016	2017	Total
Mid Cap Value	$—	$1,548,616	$1,548,616
Small Cap	—	12,514,457	12,514,457
Large Cap Growth	1,831,780	8,818,067	10,649,847
Balanced	—	5,099,913	5,099,913
Total Return Bond	—	4,101	4,101
Science & Technology	—	225,167	225,167

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2009, the Funds recorded the following permanent reclassifications, with offsetting adjustments made to paid-in-capital. These are attributable to net operating losses, amortization differences on securities between financial and tax reporting, treatment of acquired capital loss carryforwards from mergers and adjustments due to investments in partnerships. Results of operations and net assets were not affected by these reclassifications:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Gain/(Loss) on Investments	Paid-in Capital
Mid Cap Value	$90,625	$—	$(90,625)
Small Cap	345,723	(12,759)	(332,964)
Large Cap Growth	27,013	(1,900,544)	1,873,531
Balanced	(324,886)	339,159	(14,273)
Total Return Bond	2,647	(2,647)	—
Science & Technology	98,949	(3)	(98,946)

At March 31, 2009, the costs of securities for federal income tax purposes were as follows:

Fund	Tax Cost
Mid Cap Value	$16,436,237
Small Cap	25,281,276
Large Cap Growth	28,389,453
Balanced	79,138,496
Total Return Bond	27,275,004
Science & Technology	10,216,574

The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and the tax accounting for investments in partnerships.

7. Concentration of Ownership:

At any time, the Funds may have concentrations of shareholders holding a significant percentage of shares outstanding in their respective share classes. Investment activities of these shareholders could have a material impact on the class.

At March 31, 2009, each share class had the following number of shareholders who held in the aggregate the following percent of shares:

Share Class	Number of Shareholders	% of Outstanding Shares
Mid Cap Value Fund Class I	1	82
Mid Cap Value Fund Class B	1	14
Small Cap Fund Class I	2	79
Small Cap Fund Advisor Class	1	47
Large Cap Growth Fund Class I	1	74
Large Cap Growth Fund Class B	4	56
Balanced Fund Class I	1	76
Balanced Fund Advisor Class	1	20
Total Return Bond Fund Class I	1	82
Science & Technology Fund Class I	1	79
Science & Technology Fund Advisor Class	1	16
Science & Technology Fund Class B	4	71

8. In-Kind Redemption:

During the year ended March 31, 2008, the Small Cap Fund distributed securities in lieu of cash for shareholder redemptions. The value of the redemptions was $76,832,666 which resulted in a realized gain of $24,696,367 to the Fund.

9. Fund Merger/Reorganization:

Effective June 13, 2008, the Board of Trustees approved the name change of the AFBA 5Star USA Global Fund to the Large Cap Growth Fund. Effective August 4, 2008, all of the assets and liabilities of the AFBA 5Star Large Cap Fund ("Large Cap Fund") were transferred into the Large Cap Growth Fund. Under the Plan of Reorganization, approved on July 29, 2008 by shareholders of the Large Cap Fund, 1,691,128 shares of the Large Cap Growth Fund were issued for net assets of $23,504,850 (including unrealized appreciation of $1,307,298 and capital loss carryforward of $1,831,780) of the Large Cap Fund in a tax-free exchange. The net assets of the Large Cap Fund of $23,504,850 were combined with the Large Cap Growth Fund's net assets of $25,612,551 (including unrealized appreciation of $1,664,390) aggregating net assets of $49,117,401, immediately after the combination.

The conversion rates of the Fund merger, by class, are as follows:

	Dollars Merged into Large Cap Growth	Shares of Large Cap Fund	Exchange Ratio	Shares of Large Cap Growth Fund
Class I	$22,302,078	1,736,800	0.92	1,600,997
Advisor Class	728,830	57,661	0.92	53,277
Class B	57,966	4,883	0.92	4,507
Class C	415,976	35,015	0.92	32,347
	$23,504,850	1,834,359		1,691,128

10. Reorganization to a Delaware Statutory Trust:

Effective July 31, 2008, the investment company was reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees on June 27, 2007 and by the shareholders on October 26, 2007 and March 31, 2008. In connection with these changes, the Trust's name was also changed to AFBA 5Star Funds from AFBA 5Star Fund, Inc. The reorganization was tax-free.

11. Subsequent Event:

Bjurman, Barry & Associates ("Bjurman"), one current sub-adviser to the Small Cap Fund, ceased operations at the close of business on April 24, 2009.

AFBA determined that the transfer of all assets managed by Bjurman to the management of The London Company, a second sub-adviser to the Small Cap Fund, would be in the best interests of the Small Cap Fund. Accordingly, the assets were transferred to The London Company effective April 2, 2009.

12. Recent Accounting Pronouncement:

In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Funds' financial statement disclosures.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
  ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AFBA 5Star Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AFBA 5Star Funds, comprising the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Growth Fund, AFBA 5Star Balanced Fund, AFBA 5Star Total Return Bond Fund, and AFBA 5Star Science & Technology Fund (the "Funds") as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to March 31, 2008 were audited by another independent registered accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting AFBA 5Star Funds, as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 27, 2009

AFBA 5STAR FUNDS

ADDITIONAL INFORMATION FOR
  SHAREHOLDERS (unaudited)

Proxy Voting Policy and Voting Record

A description of the Funds' proxy voting policies and procedures is available without charge by request by calling 1-800-243-9865 or on the SEC's website at www.sec.gov.

In addition, each Fund's complete proxy voting record for the twelve month period ended June 30, is available without charge by request by calling 1-800-243-9865 or on the SEC's website at www.sec.gov.

Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holding with the SEC on Form N-CSR (second and fourth calendar quarter) and on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q and Form N-CSR are available, without charge, upon request by calling toll free 1-800-243-9865.

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009 are designed as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates in 2008.

Fund	Qualified Dividend Percentage
Mid Cap Value	93%
Balanced	81%
Total Return Bond	1%

Dividends Received Deduction

The following percentage of ordinary dividends paid during the fiscal year ended March 31, 2009 which qualify for the corporate dividends received deduction is as follows:

Fund	Dividends Received Deduction
Mid Cap Value	93%
Balanced	76%
Total Return Bond	1%

Long-Term Capital Gain Distributions

For the Funds, distribution to shareholders from long-term capital gains, subject to the 15% capital gains rate, during the fiscal year ended March 31, 2009 are as follows:

Long-Term Capital Gain Distributions
Mid Cap Value	$63
Small Cap	1,822
Large Cap Growth	7
Balanced	495,704
Science & Technology	—

SHAREHOLDER VOTING RESULTS (UNAUDITED)

July 29, 2008 Special Meeting of Shareholders

A Special Meeting of Shareholders (the "Meeting") of AFBA 5Star Large Cap Fund (the "Large Cap Fund"), a series of the Trust, was held on July 29, 2008. The following proposal was submitted for a vote of the shareholders of the Large Cap Fund:

The approval of a Plan of Reorganization between the Large Cap Fund and AFBA 5Star Large Cap Growth Fund (formerly, the AFBA 5Star USA Global Fund) (the "Acquiring Fund"), which provides for: (i) the acquisition by the Acquiring Fund of substantially all of the assets of the Large Cap Fund, in exchange for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Large Cap Fund; and (iii) the liquidation and dissolution of the Large Cap Fund.

A quorum of shares of the Large Cap Fund issued and outstanding was present at the Meeting and the proposal was approved by shareholders of the Large Cap Fund. The results were as follows:

Fund:	For:	Against:	Abstain:
Large Cap Fund	1,300,368.17	2,781.28	0

MANAGEMENT OF AFBA
5STAR FUNDS

Trustees and Officers. The Funds are managed by AFBA 5Star Investment Management Company (the "Advisor") subject to the supervision and control of the Board. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust. The following table lists the officers and Trustees of the Trust, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

Name, Birthdate	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES

General Monroe W. Hatch, Jr., USAF (Ret.) (11/20/33)	Trustee	Trustee since January 1997. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Consultant to Industry on National Security, June 1990-present.	6	Trustee, ANSER Corporation (non-profit research institute); Trustee, Vaughn College of Aeronautics; Trustee, Flacon Foundation (private non-profit scholarship foundation).

General Louis C. Wagner, Jr., USA (Ret.) (01/24/32)	Trustee	Trustee since January 1997. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Private Consultant to industry and defense agencies, January 1990-present.	6	Senior Fellow, Association of U.S. Army; Board of Advisors, Army Retirement Residence Foundation – Potomac (non-profit foundation); Board of Regents, National Eagle Scouts Association; Board of Advisors, Jewish Institute for National Security Affairs; President's Advisory Board, Advanced Technology Institute (non-profit research institute).

Lieutenant General John S. Fairfield, USAF (Ret.) (05/02/41)	Trustee	Trustee since May 2002. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Partner and Director, Strategic Business Relationships Team, IBM, Public Sector, May 2002-present.	6	Member, Board of Directors, Skybuilt Power (Solar Power Company) June 2003-present; Member, Board of Trustees, Wakefield School (Private Educational Institution), June 2004-present; Trustee, U.S. Air Force Academy Falcon Foundation, 2000-present; Member, Juniper Networks Federal Advisory Board, 2005-present.

Brigadier General Henry J. Sechler, USAF (Ret.) (07/23/32)	Trustee	Trustee since January 1997. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Retired since 2000. Formerly, Consultant and Vice President, General Dynamics Corp. (defense contractor).	6	None.

MANAGEMENT OF AFBA
5STAR FUNDS (continued)

Name, Birthdate	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INTERESTED TRUSTEES

General Ralph E. Eberhart USAF (Ret.)* (12/26/46)	Chairman and Trustee	Chairman and Trustee since December 2004. Shall serve as Chairman and Trustee, until his resignation, termination or until his successor is elected and qualified.	President, Armed Forces Benefit Association, December 2004-present; Director and Chairman, 5Star Life Insurance Company, December 2004-present; Director and Chairman, 5Star Bank, December 2004-present; Director and Chairman, AFBA 5Star Investment Management Company, December 2004-present; Manager, 5Star Financial, LLC , December 2004-present; Former Commander, NORAD/USNORTHCOM (U.S. Air Force); Former Commander NORAD/USSPACE/AFSPACE (U.S. Air Force).	6	Advisory Board Member, The Spectrum Group (consulting services); Advisory Board Member, ICX Technologies (security products); Director, National Homeland Defense Foundation (non-profit foundation); Director, Falcon Foundation (non-profit foundation); Director, Rockwell Collins (aviation electronics); Director, ARINC (communications); Director, VSE (engineering services); Director, ObjectVideo (surveillance products); Director, EIDPassport (security products); Director, TERMA North America, Inc. (high-tech solution applications).

Robert E. Morrison, Jr.[1] (03/07/57)	Trustee and President	Trustee since October 2007 and President since August 2006. Shall serve as Trustee and President at the pleasure of the Board or until his resignation, termination or until his successor is elected or qualified.	President and Director of AFBA 5Star Investment Management Company September 2006-present; Former Principal of Morrison Consulting; Former President and Chief Executive Officer of Sky Trust and Sky Wealth Management.	6	None.

Charles A. Gabriel[2] (03/22/55)	Trustee	Trustee since October 2007. Shall serve as Trustee at the pleasure of the Board or until his resignation, termination or until his successor is elected or qualified.	Managing Director, Capital Alpha Partners, October 2007-present; Former Senior V.P., Head of Washington Research Prudential Securities, Inc.	6	None.

Name, Birthdate	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICER(S) WHO ARE NOT TRUSTEES

Andrew J. Welle (10/28/66)	Senior Vice President and Secretary	Senior Vice President since February 2005 and Secretary since July 2003. Shall serve as Senior Vice President and Secretary at the pleasure of the Board or until his resignation, termination or until his successor is elected and qualified.	President of AFBA 5Star Securities Company, 2006 to 2009; Senior Vice President and Chief Operating Officer of AFBA 5Star Investment Management Company, 2005 to present.

John F. Boyle, CPA, MBA (6/27/53)	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since January 1, 2009. Shall serve as Chief Financial Officer and Treasurer at the pleasure of the board until his resignation, termination or until his successor is elected and qualified.	Assistant Professor of Business, Richard Stockton College of New Jersey 2007 to present; Compliance Specialist and Fund Financial Expert, Vigilant Compliance Services 2006 to present; Certified Public Accountant, Owner and President, Boyle & Associates PC (accounting firm), 1987 to present.

Salvatore Faia, Esq., CPA (12/25/62)	Chief Compliance Officer	Chief Compliance Officer since August 2004. Shall serve as Chief Compliance Officer at the pleasure of the board until his resignation, termination or until his successor is elected and qualified.	President, Vigilant Compliance Services 2004 to present; Senior Legal Counsel, PNC Global Investment Servicing 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Account Providers) 2001 to 2002; Partner, Pepper Hamilton LLP (law firm) 1997 to 2001.

  *  General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Trust under the federal securities laws due to his positions as an officer and/or chairman of AFBA 5Star Investment Management Company, the Advisor of the Funds and other AFBA 5Star entities.

  1  Mr. Morrison is considered an interested person of the Trust under the federal securities laws due to his position as President of AFBA 5Star Investment Management Company.

  2  Mr. Gabriel is an interested person of the Trust under the federal securities laws due to his former position as a Director of AFBA 5Star Investment Management Company.

AFBA 5STAR FUNDS

AFBA 5STAR MID CAP VALUE FUND

AFBA 5STAR SMALL CAP FUND

AFBA 5STAR LARGE CAP GROWTH FUND

AFBA 5STAR BALANCED FUND

AFBA 5STAR TOTAL RETURN BOND FUND

AFBA 5STAR SCIENCE & TECHNOLOGY FUND

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

909 N. WASHINGTON STREET
ALEXANDRIA, VA 22314
1-800-243-9865
WWW.AFBAFUNDS.COM

SHAREHOLDER INQUIRIES 1-888-578-2733

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description set forth in paragraph (b) of this item’s instructions.

 (d)  The registrant has not granted any waivers, including an implicit waiver, during the period covered by this report from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Brigadier General Henry, J. Sechler, USAF (ret.) is qualified to serve as an audit committee financial expert. General Sechler serves on the audit committee of the registrant’s Board and he is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)   The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $73,000 for the fiscal year ended March 31, 2009 and $84,500 for the fiscal year ended March 31, 2008.

Audit-Related Fees

(b)   The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008.

Tax Fees

(c)   The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,500 for the fiscal year ended March 31, 2009 and $17,500 for the fiscal year ended March 31, 2008. The nature of the services comprising the fees disclosed was the dividend calculation review and the review of tax returns.

All Other Fees

(d)   The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008.

  (e)(1)    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has not established pre-approval policies and procedures. The Audit Committee Charter provides that the Audit Committee shall approve, prior to appointment, the engagement of the independent auditor to audit and provide their opinion on the registrant’s financial statements, and to provide other audit services to the registrant or non-audit services to the registrant, its investment adviser, its sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant and review and approve the fees proposed to be charged to the registrant by the independent auditors for each audit and non-audit service. The Audit Committee has the power to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review and oversight.

  (e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   N/A

(c)   100%

(d)   N/A

(f)    The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

 (g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $6,000 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008.

(h)   The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable because the registrant is not listed.

Item 6. Investments.

 (a)    Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on June 7, 2007 (Accession No. 0001135428-07-000196), is hereby incorporated by reference.

(a)(2)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)       Not applicable because the registrant is an open-end investment company.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	AFBA 5Star Funds

By (Signature and Title)	/s/ Robert E. Morrison, Jr.
Robert E. Morrison, Jr., President
(principal executive officer)

Date	May 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert E. Morrison, Jr.
Robert E. Morrison, Jr., President
(principal executive officer)

Date	May 30, 2009

By (Signature and Title)	/s/ John F. Boyle
John F. Boyle, Chief Financial Officer
(principal financial officer)

Date	June 3, 2009